AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 1999

                                                  1933 ACT FILE NO.  33-
                                                  1940 ACT FILE NO.  811-6476

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-2

[X]  REGISTRATION  STATEMENT  UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No.
[ ]  Post-Effective Amendment No.

                                       AND

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 1

                       INVESCO GLOBAL HEALTH SCIENCES FUND
                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                                1-303-930-6300

                               Glen A. Payne, Esq.
                                 General Counsel
                            INVESCO Funds Group, Inc.
                         7800 E. Union Avenue, Suite 800
                             Denver, Colorado 80237

                                   COPIES TO:

             Thomas A. Hale                       Clifford J. Alexander
         Skadden, Arps, Slate,                 Kirkpatrick & Lockhart LLP
       Meagher & Flom (Illinois)                1800 Massachusetts Avenue
      333 Wacker Drive, Suite 2100                    Second Floor
        Chicago, Illinois 60606                   Washington, DC 20036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                       PROPOSED
                                       PROPOSED        MAXIMUM
                                        MAXIMUM       AGGREGATE      AMOUNT OF
TITLE OF SECURITIES   AMOUNT BEING  OFFERING PRICE     OFFERING    REGISTRATION
 BEING REGISTERED     REGISTERED(1)    PER UNIT(2)      PRICE(2)       FEE(2)
--------------------------------------------------------------------------------

Shares of
Beneficial Interest
Issuable Upon
Exercise of Rights     1 million        $19 3/16        $19,187,500     $5334.13
to Subscribe for         shares
Such Shares
--------------------------------------------------------------------------------

(1) Includes [     ] total  shares  of beneficial  interest to cover an increase by the Registrant of 25% of the number of shares of beneficial interest subject to subscriptions.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 on the basis of the average of the high and low sales prices for the Fund's shares reported on the New York Stock Exchange on April 1, 1999.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

                       INVESCO GLOBAL HEALTH SCIENCES FUND
                              CROSS-REFERENCE SHEET

PART A

ITEM
NO.        CAPTION                                LOCATION IN PROSPECTUS
---        -------                                ----------------------

1.         Outside Front Cover                    Front Cover Page.

2.         Inside Front and Outside Back Cover    Front Cover Page.
           Page

3.         Fee Table and Synopsis                 Prospectus Summary; and Fee
                                                  Table.

4.         Financial Highlights                   Financial Highlights.

5.         Plan of Distribution                   Front Cover Page; Prospectus
                                                  Summary; The Offer; Dividends
                                                  and Other Distributions; and
                                                  Dividend Reinvestment and
                                                  Cash Purchase Plan.

6.         Selling Shareholders                   Not Applicable.

7.         Use of Proceeds                        Prospectus Summary; and Use
                                                  of Proceeds.

8.         General Description of the Registrant  Front Cover Page; Prospectus
                                                  Summary; Financial Highlights
                                                  - Portfolio Characteristics
                                                  and Composition; Trading and
                                                  Net Asset Value Information;
                                                  The Fund; The Offer;
                                                  Description of Shares of
                                                  Beneficial Interest;
                                                  Investment Objective and
                                                  Policies; Risk Factors and
                                                  Special Considerations;
                                                  Investment Restrictions; and
                                                  Special Investment Practices.

9.         Management                             Prospectus Summary;
                                                  Management of the Fund; and
                                                  Custodian, Transfer Agent,
                                                  Dividend Disbursing Agent,
                                                  and Registrar.

10.        Capital Stock, Long-Term Debt, and     Front Cover Page; Description
           Other Securities                       of Shares of Beneficial
                                                  Interest; Dividends and Other
                                                  Distributions; Dividend
                                                  Reinvestment and Cash Purchase
                                                  Plan; and Federal Taxation Of
                                                  The Fund And Its Shareholders.

11.        Defaults and Arrears on Senior         Not Applicable.
           Securities

12.        Legal Proceedings                      Not Applicable.

13.        Table of Contents of the Statement of  Table of Contents of
           Additional Information                 Statement of Additional
                                                  Information.

PART B

ITEM                                              LOCATION IN STATEMENT OF
NO.        CAPTION                                ADDITIONAL INFORMATION
---        -------                                ----------------------

14.        Cover Page                             Cover Page.

15.        Table of Contents                      Table of Contents.

16.        General Information and History        General Information.

ITEM                                               LOCATION IN STATEMENT OF
NO.        CAPTION                                 ADDITIONAL INFORMATION
---        -------                                 ----------------------

17.        Investment Objective and Policies       Additional Information About
                                                   Its Investment Objective and
                                                   Policies; Investment
                                                   Restrictions.

18.        Management                              Management.

19.        Control Persons and Principal Holders   Ownership of Shares; and
           of Securities                           Prospectus: Description of
                                                   Shares of Beneficial
                                                   Interest.

20.        Investment Advisory and Other Services  Management; Financial
                                                   Statements; Prospectus:
                                                   Management of the Fund;
                                                   Prospectus: Custodian,
                                                   Transfer Agent, Dividend
                                                   Disbursing Agent, and
                                                   Registrar; and Prospectus:
                                                   Independent Accountants.

21.        Brokerage Allocation and Other          Portfolio Transactions;
           Practices                               Prospectus: Portfolio
                                                   Trading; and Prospectus:
                                                   Special Investment Practices.

22.        Tax Status                              Taxation.

23.        Financial Statements                    Financial Statements.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED      , 1999


                       INVESCO GLOBAL HEALTH SCIENCES FUND

                     [       ] SHARES OF BENEFICIAL INTEREST
                        ISSUABLE UPON EXERCISE OF RIGHTS
                          TO SUBSCRIBE FOR SUCH SHARES

INVESCO Global Health Sciences Fund (the "Fund") is issuing non-transferable rights ("Rights") to those shareholders that are shareholders of record ("Record Date Shareholders") as of the close of business on [ 1999] (the "Record Date"). These Rights will allow Record Date Shareholders to subscribe for shares of beneficial interest of the Fund ("Shares"). Record Date Shareholders will receive one Right for every [X#] outstanding Shares they own on the Record Date. For every one Right that Record Date Shareholders receive, they may buy one new Share. If they own less than [X#] outstanding Shares, they will be entitled to one Right to buy one Share. Also, Record Date Shareholders who exercise all of their Rights may request to subscribe for the Shares not acquired by other Record Date Shareholders in this Rights offering (the "Offer" or this "Offering"), subject to the limitations discussed in this prospectus (the "Prospectus"). The Fund may increase the number of Shares that may be subscribed for in this Offering by up to 25% of the Shares offered in the Primary Subscription (defined below), or up to an additional [ ] Shares, for an
aggregate  total of [        ] Shares,  to honor such  requests  for  additional
Shares. The Offer will expire at 5:00 P.M., Eastern Time, on [ 1999], unless it is extended as described in this Prospectus (the "Expiration Date").

The Rights are non-transferable and therefore may not be transferred or sold. The Rights will not be admitted for trading on the New York Stock Exchange (the "NYSE") or any other stock exchange. The currently outstanding Shares are listed, and the Shares issued in this Offering will be listed, on the NYSE under the symbol "GHS." On [ 1999], the last reported net asset value ("NAV") per Share was $[ . ] and the last reported sales price of a Share on the NYSE was
$[    ].

THE PURCHASE PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE [XX%] OF THE LOWER OF: (1) THE AVERAGE OF THE LAST REPORTED SALES PRICE PER SHARE ON THE NYSE ON THE EXPIRATION DATE AND ON THE PRECEDING FOUR BUSINESS DAYS; OR (2) THE LAST REPORTED NAV PER SHARE ON THE EXPIRATION DATE.

                        ---------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC" OR "COMMISSION") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    -----------------------------------------

                                              PER SHARE    TOTAL
               Estimated Subscription Price
               Sales Load
               Proceeds to the Fund

     The estimated subscription price in the table above (the "Estimated Subscription Price") is estimated on the basis of [XX%] of the [NAV per ("Proceeds") Share/last sale price per Share on the NYSE] on [ , 1999]. The
     proceeds to the Fund  assumes all [         ] Shares are  purchased  at the
     Estimated Subscription Price. If the Fund increases the number of Shares subject to subscription by 25% as described above, the Proceeds to the Fund
     would be $[   ].

The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek capital appreciation by investing substantially all of its assets in equity and related securities of U.S. and foreign companies principally engaged in the development or distribution of products or services relating to the health sciences. INVESCO Funds Group, Inc. (the "Investment Manager" or "INVESCO"), an indirect wholly owned subsidiary of AMVESCAP PLC, serves as investment adviser to the Fund.

Record Date Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than they would if they exercised their Rights. In addition, because the Subscription Price per Share will be less than the NAV per Share on the Expiration Date, they will experience an immediate dilution, which could be significant, of the aggregate NAV of their Shares. This dilution will disproportionately affect Record Date Shareholders who do not exercise their Rights in full. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the NAV per Share will be when the Offer expires, what the Subscription Price will be, the extent of the Fund's expenses that will be incurred or what proportion of the Rights will be exercised. See "Risk Factors and Special Considerations--Dilution."

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information (the "SAI") dated [ ] containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 52 of this Prospectus, may be obtained without charge by calling the Fund at 1-800-528-8765 or by contacting the Fund at 7800 E. Union Avenue, Suite 800, Denver, Colorado 80237. A copy of the SAI also may be obtained from the SEC's website at http://www.sec.gov in addition to other material incorporated herein by reference and other information regarding registrants that file with the SEC electronically.

                          ---------------------------

                            PAINEWEBBER INCORPORATED

                          ---------------------------

                 THE DATE OF THIS PROSPECTUS IS [      ], 1999.

                               PROSPECTUS SUMMARY

      THIS SUMMARY HIGHLIGHTS SOME INFORMATION THAT IS DESCRIBED MORE FULLY ELSEWHERE IN THIS PROSPECTUS. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE OFFER FULLY, YOU SHOULD READ THE ENTIRE DOCUMENT CAREFULLY, INCLUDING THE RISK FACTORS UNDER THE HEADING "RISK FACTORS AND SPECIAL CONSIDERATIONS."

PURPOSE OF THE OFFER       The  Board of  Trustees  of the Fund  (the  "Board of
                           Trustees" or the "Board") has determined that it would be in the best interests of the Fund and its existing shareholders to increase the Fund's assets so that it may be in a better position to take advantage of investment opportunities and increase the diversification of its portfolio fully while achieving other net benefits to the Fund.

                           In reaching its decision to approve the Offer, the Board of Trustees considered, among other things, advice by the Investment Manager that the availability of new assets would enable the Fund to pursue attractive investments without selling portfolio securities. In addition, the Board of Trustees considered that a rights offering could result in more liquidity for the Shares, would give shareholders the opportunity to purchase Shares at a price below market value per Share and/or NAV per Share, and might increase the level of market interest in the Fund. The Board also believes that this Offer may result in a nominal decrease in the Fund's operating expense ratio. This is because the Fund's fixed costs can be spread over a larger asset base. In addition, the Fund and the Investment Manager recently agreed to add a breakpoint to the investment management agreement for assets in excess of $500 million. At the Fund's current asset size, substantially all of the proceeds of the Offer would be managed at this lower fee, which would have the effect of lowering the Fund's overall expense ratio.

                           In determining that the Offer was in the best interests of the Fund and its shareholders, the Board of Trustees retained PaineWebber Incorporated (the "Dealer Manager") to provide the Fund with financial advisory and marketing services relating to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Trustees considered, among other things, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the possible impact of the Offer on market price volatility, its dilutive effect, its effect on non-exercising shareholders, the effect on the Fund if the Offer is under-subscribed, and the experience of the Dealer Manager in conducting rights offerings.



IMPORTANT TERMS OF THE OFFER     Total number of Shares offered:            [        ]*

                                 Number of non-transferable                 One Right for every [X#]
                                 Rights issued to each Record Date          Shares owned on the Record
                                 Shareholder:                               Date

                                 Subscription ratio:                        One Share for every one
                                                                            Right

                                 Subscription Price:                        [XX%] of the lower of
                                                                            (1) the average of
                                                                            the last reported
                                                                            sales price per Share
                                                                            on the NYSE on the
                                                                            Expiration Date and
                                                                            on the preceding four
                                                                            business days** or
                                                                            (2) the NAV per Share
                                                                            on the Expiration Date

                                 Expiration Date:                           The Offer will expire
                                                                            at 5:00 P.M. Eastern
                                                                            time on [       ], 1999,
                                                                            unless the Offer is
                                                                            extended to a date no
                                                                            later than [      ], 1999

                                 *  Includes [       ] Shares  that the Fund may  issue to cover over-
                                 subscription requests.

                                 **  "Business  Day" means a day on which the NYSE is open for trading and which is not a  Saturday  or Sunday or a holiday,  including  New
                                 Year's Day,  Martin  Luther  King,  Jr. Day,  Presidents'  Day,  Good
                                 Friday,  Memorial Day,  Independence  Day,  Labor Day,  Columbus Day,
                                 Thanksgiving  Day,  Christmas  Day or any other day on which banks in
                                 New York City are  authorized or obligated by law or executive  order to close.

OVER-SUBSCRIPTION PRIVILEGE      Record Date  Shareholders who fully exercise all of the  Rights issued to them are entitled to request to subscribe for those Shares  offered hereby  that were not bought by other  Record  Date  Shareholders.  If enough  Shares are  available,  all such  requests  will be honored in full. If such  requests for Shares  exceed the Shares  available,  the
                                 Fund may, at the discretion of the Board of Trustees,  issue Shares up to an additional 25% of the Shares available pursuant to the Offer (up
                                 to an  additional [       ] Shares) in order to cover  such  requests.
                                 Regardless of whether the Fund issues such additional  Shares,  and to the  extent  Shares  are not  available  to honor  all  requests,  the
                                 available   Shares  will  be  allocated   PRO  RATA  among  those  who
                                 over-subscribe based on the number of Rights originally issued to them by the Fund.


                                                  2


IMPORTANT DATES TO REMEMBER    EVENT                                          DATE
                               -----                                          ----

                               Record Date                                    [            ]

                               Subscription Period                            [            ]*

                               Expiration Date and Pricing Date               [            ]*

                               Subscription Certificates and Payment          [            ]*
                               for Shares Due**

                               Notice of Guaranteed Delivery Due              [            ]*

                               Payment for Guarantees of Delivery Due         [            ]*

                               Confirmation Mailed to Participants            [            ]*

                               Final Payment for Shares***                    [            ]*

                               * Unless the Offer is extended.

                               **A  Record Date  Shareholder  exercising  Rights  must  deliver by the
                                 Expiration Date either (i) a Subscription Certificate (defined below)
                                 and payment for Shares  or  (ii)  a  Notice  of  Guaranteed  Delivery
                                 (defined  below).

                               ***Additional  amount due (in the event the  Subscription  Price exceeds the Estimated Subscription Price).

NON-TRANSFERABILITY OF RIGHTS    The Rights are non-transferable and, therefore,  may not be purchased or sold. The Rights will not be listed for trading on the NYSE or any other securities exchange.  However, the Shares to be issued pursuant to the Offer  will be listed  for  trading  on the NYSE,  subject  to notice of issuance.

METHOD OF EXERCISING             Except as described below,  subscription  certificates evidencing the
   RIGHTS                        Rights (the "Subscription  Certificates") will be sent to Record Date
                                 Shareholders  or their nominees.  If a Record Date Shareholder wishes to exercise Rights, the shareholder may do so in the following ways:

                                 (1) Record Date  Shareholders  or their nominees  should complete and sign the Subscription  Certificate.  Mail it in the envelope provided or deliver the completed  and signed  Subscription  Certificate  with payment in full to  EquiServe,  Inc. at the address  indicated on the
                                 Subscription   Certificate.   A  completed  and  signed  Subscription
                                 Certificate and payment must be received by the Expiration Date; or
                                 (2) Contact your broker, banker or trust company,  which can arrange,


                                                  3

                                 on your behalf, to guarantee delivery by the close of business on the third  Business  Day after the Expiration  Date, payment and delivery
                                 of  a  properly  completed  and  executed  Subscription   Certificate
                                 pursuant to a notice of  guaranteed  delivery  ("Notice of Guaranteed
                                 Delivery").  A fee may be  charged  for this  service.  The Notice of
                                 Guaranteed  Delivery  must be  received  on or before the  Expiration
                                 Date.

OFFERING FEES AND EXPENSES       The Fund has agreed to pay the Dealer Manager a fee ("Dealer  Manager
                                 Fee") for its  financial  advisory and  marketing  services  equal to
                                 [1.25%] of the  aggregate  Subscription  Price for each Share  issued pursuant  to  the  Offer,  and  the  Fund  has  also  agreed  to  pay
                                 broker-dealers,   including  the  Dealer  Manager,   fees  for  their
                                 solicitation   efforts   ("Solicitation   Fees")   of  2.50%  of  the
                                 Subscription  Price per Share for each Share  issued  pursuant to the
                                 Offer. Solicitation Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription  Certificate or, in the absence  of any  such  designation,  to  the  Dealer  Manager.  Other
                                 offering  expenses  incurred by the Fund are estimated at [$    ],
                                 which includes up to [$   ] that may be paid to the Dealer Manager as
                                 partial reimbursement for its expenses relating to the Offer.

FOREIGN RESTRICTIONS             Record  Date  Shareholders  whose  record  addresses  are outside the
                                 United  States will  receive  written  notice of the Offer;  however,
                                 Subscription  Certificates  will not be mailed to such  shareholders.
                                 The Rights to which those  Subscription  Certificates  relate will be
                                 held  by  the  subscription   agent  for  such  foreign  Record  Date
                                 Shareholders'  accounts  until  instructions  are received in writing with  payment to exercise  the Rights.  If no such  instructions  are received  by the  Expiration  Date,  such  Rights  will  expire.  See
                                 "Subscription  Agent."

USE  OF  PROCEEDS                If [       ] Shares  are  sold  a  the  Estimated Subscription  Price of $____ per Share,  net  proceeds of the Offer are  estimated  to be approximately  $________,  after deducting estimated expenses payable by the Fund,  including  the fees and expenses of the Dealer  Manager and  other  offering  expenses  that in  total  are  estimated  to be
                                 $_______.  If the Fund  increases  the  number of Shares  subject  to
                                 subscription  by up to 25%,  or [      ] Shares,  in order to satisfy
                                 over-subscription  requests,  the  additional  net  proceeds  will be approximately $________.

                                 The Investment  Manager has advised the Fund that it anticipates that the net proceeds will be invested in accordance  with its  investment objective and the policies set forth under "Investment  Objective and
                                 Policies"  within three months from the date of this  Prospectus (but in no event later than six months from the date of this  Prospectus), depending on market  conditions and the  availability  of appropriate securities. Pending such investment, the proceeds will be invested in certain high quality short-term debt instruments, or in certain other


                                                  4

                                 investments  (including,   potentially,   futures  contracts  on  the
                                 Standard & Poor's 500 Composite Stock Price Index ("S&P 500 futures")
                                 as described herein under "Investment Objective and Policies--Special
                                 Investment Practices--Hedging."

INFORMATION AGENT                Please direct all questions or inquiries relating to the Offer to the
                                 Fund's information agent as follows:

                                             SHAREHOLDER COMMUNICATIONS CORP.
                                             17 STATE STREET
                                             NEW YORK, NY 10004
                                             (800) 618-7826
                                             BROKERS AND BANKS,  PLEASE CALL (800)  877-8579 EXT. 113

                                 Shareholders may also contact their broker or nominee for information.

INFORMATION REGARDING THE        The Fund is a  diversified, closed-end  management investment company
  FUND                           registered under the 1940 Act. It is managed by INVESCO. The Fund was organized as a Massachusetts  business trust on November 18, 1991 and commenced  investment  operations  on January 24,  1992.  The Fund is aggressively managed for growth. It seeks to achieve its objective by investing  its  assets  in a  broad  range  of  health  care  related equities, such as market-leading  pharmaceutical  companies,  medical devices manufacturers and suppliers,  biotech companies,  health care delivery companies,  and various private placement  investments.  The
                                 Fund may further focus its  investments  in certain of these sectors.
                                 For example, at the date of this Prospectus, approximately 60% of the
                                 Fund's   portfolio  is  invested  in  equity   securities   of  large
                                 pharmaceutical  companies.  The Fund may purchase and sell options on equities. See "The Fund" and "Investment Objective and Policies." For
                                 information  regarding  the  Fund's  portfolio   characteristics  and
                                 composition as of April 30, 1999, see "Portfolio  Characteristics and
                                 Composition."

INFORMATION  REGARDING THE       INVESCO has served as the Fund's  investment  adviser  since February
  MANAGER                        4, 1998. INVESCO determines the  composition of the Fund's portfolio, places all orders for the  purchase  and sale of  securities  and for other  transactions,  and  oversees  the  settlement  of  the  Fund's securities and other  portfolio  transactions.  INVESCO also provides administrative  services  to the Fund.  These  include,  among  other things,  providing officers and office space,  preparing or assisting in preparing  materials for  shareholders  and regulatory  bodies and overseeing  the  provision  to the Fund of custodial  and  accounting services.

                                 As  compensation  for its services to the Fund,  INVESCO  receives an investment  management fee that accrues daily at the applicable  rate and is paid monthly.  On February 3, 1998,  the Board of Trustees and


                                                  5

                                 INVESCO agreed to add a breakpoint to the investment  management fee, such that the Fund pays  INVESCO a fee at the annual rate of 1.00% on ending daily net assets up to and including  $500 million,  and 0.90%
                                 on ending daily net assets in excess of $500  million.  Additionally, in accordance with an administrative agreement, the Fund pays INVESCO a monthly fee at the annual rate of 0.10% on ending  daily net assets for administrative services. Prior to February 4, 1998, INVESCO Trust
                                 Company ("ITC"),  then a wholly-owned  subsidiary  of INVESCO, served as the Fund's investment adviser.

RISK FACTORS AND SPECIAL         The   following   summarizes   some  of  the  matters  that you should
  CONSIDERATIONS                 consider before investing in the Fund through this Offer.  Please see
                                 "Risk Factors and Special  Considerations"  of this  Prospectus for a more complete discussion of these matters.

                                 DILUTION.  Record Date  Shareholders  will  experience  an  immediate dilution  of the  aggregate  NAV of their  Shares  as a result of the
                                 Offer. This is because the Subscription  Price per Share will be less than the NAV per Share on the  Expiration  Date,  the Fund will incur expenses  in  connection  with the  Offer,  and the  number of Shares outstanding  after the Offer will  increase  in a greater  percentage than the  increase in the size of the Fund's  assets.  This  dilution will affect those shareholders more that do not exercise their Rights in full. In addition,  if  shareholders  do not fully  exercise their
                                 Rights,  they should expect that they will, as a result of and at the completion of the Offer, own a smaller  proportional  interest in the
                                 Fund than would otherwise be the case. Although it is not possible to state  precisely the amount of any dilution,  because it is not known at this time what the NAV per Share will be on the Expiration Date or what  proportion  of the  Rights  will  be  exercised,  or  what  the
                                 Subscription Price will be, such dilution could be significant. For a more detailed discussion about dilution, please see "Risk Factors and
                                 Special Considerations--Dilution."

                                 HEALTH SCIENCE  COMPANIES.  Investment in the securities of companies principally engaged in the development, production or distribution of products or services relating to the health sciences ("Health Science
                                 Companies") entails special  considerations and risks. Among these is the risk that many Health  Science  Companies  may be subject to, and possibly  adversely  affected by, some of the same trends relating to the demand for  health-related  products  and  services  and the same regulatory,  economic and political  factors.  Certain health science industries and Health Science Companies are characterized by a single product focus,  rapidly changing  technology or extensive  government regulation.  Many of these  activities  are funded or  subsidized  by
                                 federal   and  state   governments;   consequently,   withdrawal   or
                                 curtailment  of this  support  could  have an  adverse  impact on the profitability,  and  market  prices,  of such  companies.  Changes in government  regulation  could also have an adverse  impact.  Further, continuing  technological  advances  may mean rapid  obsolescence  of


                                                  6

                                 products and services. These regulatory and research developments may result in abrupt  fluctuations in securities values of Health Science
                                 Companies.  Unanticipated  problems may arise in connection  with the development  of new products or  technologies,  and many such efforts may  ultimately be  unsuccessful.  In addition,  testing or marketing products or technologies may require obtaining government  approvals, which may be lengthy, expensive processes with uncertain outcomes. As a result  of these  and  other  factors,  smaller  developing  Health
                                 Science Companies may require additional capital  investments,  which may dilute the interests of existing investors, such as the Fund. See
                                 "Risk Factors-Health Science Companies."

                                 INVESTMENTS  IN  UNSEASONED  COMPANIES.  The Fund may  invest  in the securities of smaller, less seasoned companies. These investments may present  greater  opportunities  for growth but also involve  greater
                                 risks  than  those   customarily   associated  with   investments  in
                                 securities of more established companies.  Some of the Health Science
                                 Companies  in which the Fund may invest  will be  start-up  companies that may have  insubstantial  operational or earnings  history or may have limited  products,  markets,  financial  resources or management depth.  Some may  also be  emerging  companies  at the  research  and development  stage  with no  products  or  technologies  to market or
                                 approved  for  marketing.   Securities  of  emerging  Health  Science
                                 Companies may lack an active  secondary  market and may be subject to more abrupt or erratic  price  movements  than  securities of larger, more  established  companies  or stock  market  averages  in general.
                                 Competitors of certain Health Science Companies, which may or may not be Health Science Companies, may have substantially greater financial resources  than many of the  companies  in which the Fund may invest.
                                 See "Risk  Factors-Investments  in  Unseasoned  Companies"  and "Risk
                                 Factors-Illiquid Investments."

                                 SUBSTANTIAL COMPETITION.  Intense competition exists within and among certain health science  industries,  including  competition to obtain
                                 and  sustain  proprietary  technology   protection.   Health  Science
                                 Companies  may be highly  dependent  on the  strength  of a patent to maintain  revenues  and  market  share.  The  complex  nature  of the
                                 technologies   involved  can  lead  to  patent  disputes,   including
                                 litigation  that could result in a company losing an exclusive  right to a patent. See "Risk Factors-Substantial Competition."

                                 PRODUCT  LIABILITY  EXPOSURE.  Certain Health  Science  Companies and
                                 related  companies  in which the Fund may  invest  will be exposed to
                                 potential   liability   risks   that   are   inherent   in   testing,
                                 manufacturing, marketing and selling human therapeutic and diagnostic products. See "Risk Factors-Product Liability Exposure."

                                 FOREIGN  SECURITIES.  The Fund will invest in  securities  of foreign
                                 issuers  and   securities   traded  in  foreign   markets   ("Foreign


                                                  7

                                 Securities"). Investing in Foreign Securities involves considerations and risks not typically  associated  with  investing in securities of
                                 U.S.  issuers in U.S.  markets.  Foreign  Securities of many non-U.S.
                                 companies  may be less  liquid and their  prices more  volatile  than securities of comparable U.S. companies.  Foreign stock exchanges and brokers are generally  subject to less  governmental  supervision and regulation  than U.S.  exchanges  and  brokers,  and  commissions  on
                                 foreign  stock   exchanges  are  generally   higher  than  negotiated
                                 commissions in the United States.  Foreign  accounting,  auditing and financial reporting  standards differ from U.S.  standards,  and less
                                 information   may  be  available  than  to  investors   investing  in
                                 securities  of U.S.  companies.  In  addition,  with  respect to some foreign  countries,  there  is the  possibility  of  nationalization, expropriation  or confiscatory  taxation.  Income earned in a foreign nation may be subject to  taxation  (including  withholding  taxes on interest and  dividends),  or other taxes may be imposed with respect to investments in Foreign  Securities.  Other risks  associated  with investments in Foreign Securities include  limitations on the removal of securities,  property or other assets of the Fund, difficulties in pursing  legal  remedies and obtaining  judgments in foreign  courts, political or social  instability  and  diplomatic  developments  that could adversely affect the Fund's investments in companies located in foreign countries.

                                 CURRENCY RISK. The Fund may receive a portion of its income and gains in currencies  other than U.S.  dollars,  although the Fund will make dividends and other distributions in U.S. dollars. A reduction in the value of such foreign currencies relative to the U.S. dollar prior to conversion into U.S.  dollars would  adversely  affect the Fund's NAV
                                 and  net  investment   income  and  capital  gains,  if  any,  to  be
                                 distributed to shareholders  of the Fund. See "Risk  Factors-Currency
                                 Risk."

                                 ILLIQUID  INVESTMENTS.  The Fund may  invest  up to 25% of its  total assets  in  securities  for  which  there  is  no  readily  available
                                 secondary  market.   Therefore,  the  Fund's  ability  to  sell  such
                                 securities  at a fair price may be impaired or delayed.  In addition, these securities may exhibit greater price volatility than securities for which a secondary  market exists.  Since its inception,  the Fund has consistently  made such investments.  See "Risk  Factors-Illiquid
                                 Investments."

                                 JUNK BONDS AND UNRATED DEBT SECURITIES. The Fund may invest up to 10%
                                 of its  total  assets,  in the  aggregate,  in  non-convertible  debt securities of Health Science Companies and related  companies.  These securities  and  other  investments  in such  companies  may  include securities that have been rated as low as C in the rating  categories established  by  Standard  & Poor's,  a division  of The  McGraw-Hill
                                 Companies, Inc. ("Standard & Poor's"), and Moody's Investors Service,
                                 Inc.  ("Moody's")  or may be  unrated  if deemed to be of  comparable credit quality by the Investment Manager. These securities, which are commonly  referred to as "junk bonds," are regarded,  on balance,  as


                                                  8

                                 predominantly  speculative  in terms of the  ability of the issuer to pay interest or repay  principal in accordance  with the terms of the obligation and  accordingly  involve more credit risk than securities rated in the  higher  rating  categories.  Such debt  securities  are dependent upon favorable business,  financial or economic conditions, may be  subordinated  to senior  debt and can be  regarded  as having extremely  poor  prospects  of ever  attaining  any  real  investment standing.  The prices of these securities are generally more volatile
                                 than  the  prices  of  higher  rated  debt   securities.   See  "Risk
                                 Factors--Junk Bonds and Unrated Debt Securities." Such securities may be illiquid. See "Risk Factors--Illiquid Investments."

                                 SPECIAL  INVESTMENT  PRACTICES.  The Fund may make short sales, which are  transactions  in which the Fund sells a security it does not own in  anticipation  of an expected  decline in the market value of that security.  However,  the Fund  will  incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund  purchases  the security to close its short  position.
                                 See   "Investment   Objective   and   Policies--Special    Investment
                                 Practices--Short Sales."

                                 The Fund may also  engage  in  certain  currency  and  other  hedging transactions,  purchase  securities  on a  when-issued  or a  delayed delivery basis, enter into repurchase agreements,  lend its portfolio securities  and borrow money to  repurchase or make tender offers for its Shares or for  temporary  purposes.  These  transactions  involve certain risks and may result in losses to the Fund.  See  "Investment
                                 Objective and Policies--Special  Investment  Practices,"  "Investment
                                 Restrictions,"    and    "Description   of   Shares   of   Beneficial
                                 Interest--Tender Offer or Repurchase of Shares."

                                 NET ASSET VALUE DISCOUNT.  Shares of closed-end  investment companies frequently  trade at a discount from their NAV:  (that is, the market price per share is less than the value per share of the net  assets).
                                 This  characteristic  is a risk  separate and distinct  from the risk that the  Fund's  NAV will  decrease  as a result  of its  investment activities  and may be greater for investors  expecting to sell their
                                 Shares  relatively soon after completion of this Offering.  It should
                                 be  noted,   however,  that  shares  of  some  closed-end  management
                                 investment  companies  (commonly referred to as "closed-end  funds"), including  the Fund,  have traded at premiums to NAV. The Fund cannot predict  whether  the Shares will trade at,  above or below NAV.  See
                                 "Risk Factors--Net Asset Value Discount."

                                 ANTI-TAKEOVER  PROVISIONS  OF THE  FUND'S  DECLARATION  OF TRUST  AND
                                 BY-LAWS.  The Fund's  Declaration  of Trust as amended on December 5,
                                 1991  ("Declaration of Trust") and By-Laws and any amendments thereto
                                 ("By-Laws")   (together,   the  "Charter   Documents")  have  certain
                                 "anti-takeover" provisions that could have the effect of limiting (i)


                                                  9

                                 the ability of other  entities  or persons to acquire  control of the
                                 Fund, (ii) the Fund's freedom to engage in certain transactions,  and
                                 (iii) the  ability of the Board or the Fund's  shareholders  to amend the Charter Documents or to effect changes in the Fund's  management.
                                 Such provisions also may dissuade third parties from making offers to purchase Shares at a premium over market price.  See  "Description of
                                 Shares of Beneficial Interest-Certain Anti-Takeover Provisions of the
                                 Declaration of Trust and By-Laws."

                                 YEAR 2000.  INVESCO  has  committed  substantial  resources  and made significant  progress  toward  making sure its computer  systems will continue to operate  smoothly  through the year 2000 and expects that its business  partners also will be prepared for the year 2000. While
                                 INVESCO does not anticipate interruptions in its business,  investors should be aware of the possible risks. As is widely known, there is a chance that some computer systems may not function after December 31,
                                 1999  because  they  fail to  recognize  dates in the  year  2000 and beyond. If a system at INVESCO or one of its business partners should fail, it could  adversely  affect the Fund. In addition,  the markets for,  or values of,  securities  in which the Fund  invests  could be
                                 affected   by  computer  failures on  or after January 1, 2000. While
                                 INVESCO  cannot  make  assurances  that  this  will  not  happen,  it continues  to  thoroughly  analyze  the  securities  it  invests  in, including the possible effects of the year 2000 computer  problems on a company or the market the security trades in. See "Risk Factors and
                                 Special Considerations - Year 2000."

                                 You should  carefully  consider  your ability to assume the foregoing risks before  making an  investment  in the Fund.  An  investment  in
                                 Shares is not appropriate for all investors.


                                                  10

                                    FEE TABLE

The following tables are intended to assist investors in understanding the various costs and expenses that an investor in this Offering will bear, directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of Subscription Price)(1)..................[3.75%]
Dividend Reinvestment and Cash Purchase Plan Fees(2)......................None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(3)
Management and Administrative Fees(4)................................... 0.99%
Interest Payments on Borrowed Funds ....................................  None
Other Expenses.......................................................... 0.22%
Total Annual Fund Expenses.............................................. 1.21%

---------------

(1) The Fund has agreed to pay the Dealer Manager a Dealer Manager Fee for its financial advisory and marketing services equal to [1.25%] of the aggregate Subscription Price for each Share issued pursuant to the Offer, and the Fund has also agreed to pay broker-dealers, including the Dealer Manager, Solicitation Fees for their solicitation efforts of 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer. Solicitation Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificate or, in the absence of any such designation, to the Dealer Manager.
Other offering expenses incurred by the Fund are estimated at [$       ],  which
includes  up to  [$       ] that may be paid to the  Dealer Manager  as  partial
reimbursement for its expenses relating to the Offer. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.

(2) The Fund, its transfer agent, and the dividend dispensing agent or its delegate impose no fee for participation in the Dividend Reinvestment and Cash Purchase Plan ("Reinvestment Plan"). Each participant in the Reinvestment Plan will pay a PRO RATA share of brokerage commissions incurred in connection with open-market purchases of Shares under the Reinvestment Plan.

(3) Amounts are estimated for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offer, assuming that all of the Rights are
exercised  and  that  the Fund  incurs  the  estimated  [$       ]  of  offering
expenses.

(4) The Fund pays the Investment Manager an annualized management fee, calculated daily and paid monthly, in the amount of 1.00% on the first $500 million of ending daily net assets and 0.90% on ending daily net assets in excess of $500 million. The Fund also pays the Investment Manager an annualized administrative fee, calculated and paid monthly, in the amount of 0.10% of ending daily net assets.

EXAMPLE

The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund through this Offering. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the above table.

An investor would directly or    1 Year      3 Years      5 Years      10 Years
indirectly pay the following     ------      -------      -------      --------
expenses on a $1,000
investment in the Fund,
assuming a 5% annual return
throughout the relevant
period and reinvestment of       $12.30       $38.40       $66.50      $146.60
all dividends and other
distributions at NAV:

THE  FOREGOING  FEE TABLE AND  EXAMPLE  ARE  INTENDED  TO  ASSIST  INVESTORS  IN
UNDERSTANDING THE COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

The Example set forth above assumes reinvestment of all dividends and other distributions at NAV, payment of a [3.75%] sales load and an annual expense ratio of 1.21%. The table above and the assumption in the Example of a 5% annual return are required by SEC regulations applicable to all management investment companies. In addition, while the Example assumes reinvestment of all dividends and other distributions at NAV, participants in the Reinvestment Plan may receive Shares purchased or issued at a price or value different from NAV. See "Dividends and Other Distributions; Dividend Reinvestment and Cash Purchase Plan."

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a Share outstanding throughout each period presented. Except for the period from November 1, 1998 through April 30, 1999, the financial highlights for each period presented have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose unqualified report is included in the Fund's October 31, 1998 Annual Report and is incorporated by reference in the SAI. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's October 31, 1998 Annual Report, which is available without charge by calling the Fund at 1-800-528-8765 or by contacting the Fund at 7800 E. Union Avenue, Suite 800, Denver, Colorado 80237.



                             Six Month Period
                           Ended April 30, 1999      Year Ended October 31
                           --------------------      ---------------------
                                  (unaudited)      1998(e)       1997      1996
                                  -----------      ----          ----      ----
PER SHARE DATA
Net Asset Value - Beginning of         [$X.XXX]   $21.250    $22.230   $18.506
  Period
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income (Loss)           [$X.XXX]     0.000    (0.071)   (0.097)
Net Gains or (Losses) on
Securities (Both Realized and          [$X.XXX]     3.755      3.564     3.821
Unrealized)
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                             [$X.XXX]     $3.755    $3.493    $3.724
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment          [$X.XXX]     0.000      0.000     0.000
Income
Distributions from Net Capital         [$X.XXX]     3.925      4.473     0.000
Gains
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    [$X.XXX]    $3.925     $4.473    $0.000
--------------------------------------------------------------------------------
Net Asset Value - End of Period        [$X.XXX]   $21.080    $21.250   $22.230
--------------------------------------------------------------------------------
Share Market Price, End of                         $19.500    $17.313   $17.000
Period
TOTAL INVESTMENT RETURN(a)           [X.XX%](b)     40.29%     32.98%    15.25%
RATIOS
Net Assets - End of Period           [$XXX,XXX]  $586,263   $526,215  $455,842
($000 Omitted)
Ratio of Expenses to Average     [X.XX%](c), (d)  1.21%(c)   1.22%(c)     1.21%
Net Assets
Ratio of Net Investment Income
(Loss) to Average Net Assets          [X.XX%](d)   (0.17%)    (0.15%)   (0.44%)
Portfolio Turnover Rate               [X.XX%](b)       87%       145%       91%

                                                   FOOTNOTES ON FOLLOWING PAGE

                                             Year Ended October 31
                                             ---------------------
                                                                   Period Ended
                                        1995     1994    1993   October 31, 1992
                                        ----     ----    ----   ----------------

PER SHARE DATA
Net Asset Value - Beginning of       $12.378  $12.121   $12.643         $13.950
Period
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income (Loss)         (0.107)  (0.085)     0.205           0.071
Net Gains or (Losses) on
Securities (Both Realized and          6.235   0.542     (0.652)         (1.345)
Unrealized)
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                            $6.128  $0.457    ($0.447)       ($01.274)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment          0.000   0.200     0.075           0.000
Income
Distributions from Net Capital         0.000   0.000     0.000           0.033
Gains
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $0.000  $0.200    $0.075          $0.033
--------------------------------------------------------------------------------
Net Asset Value - End of Period      $18.506  $12.378   $12.121         $12.643
--------------------------------------------------------------------------------
Share Price, End of Period           $14.750  $10.000   $11.500         $11.500

TOTAL INVESTMENT RETURN(a)             47.50% (11.49%)    0.67%    (17.568%)(b)

RATIOS

Net Assets - End of Period          $379,503 $253,834  $248,564        $259,279
($000 Omitted)

Ratio of Expenses to Average           1.33%    1.41%     1.39%        1.35%(d)
Net Assets

Ratio of Net Investment Income
(Loss) to Average Net Assets         (0.72%)  (0.70%)     1.74%        0.72%(d)

Portfolio Turnover Rate                 105%     121%      226%         215%(b)


(a) Total investment return is calculated assuming a purchase of Shares at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and other distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Reinvestment Plan. Total investment return does not reflect sales charges or brokerage commissions.

(b) Based on operations for the period shown and, accordingly, are not representative of a full year.

(c) Ratio is based on total expenses of the Fund, which are before any expense offset arrangements.

(d) Annualized.

(e) INVESCO has served as the Fund's investment adviser since February 4, 1998. Prior to February 4, 1998, ITC, then a wholly owned subsidiary of INVESCO, served as the Fund's investment adviser.

PORTFOLIO CHARACTERISTICS AND COMPOSITION

The following tables set forth certain information with respect to the characteristics and the composition of the Fund's investment portfolio as of April 30, 1999. Portfolio composition and weightings are subject to change.

PORTFOLIO COMPOSITION--TOP TEN HOLDINGS
DESCRIPTION                                  VALUE          % OF NET ASSETS

                                      $                                   %








Total                                 $                                   %
COMPOSITION OF HOLDINGS IS SUBJECT
TO CHANGE.

PORTFOLIO COMPOSITION - DESCRIPTION OF HOLDINGS

COMMON STOCKS & WARRANTS               %
BIOTECHNOLOGY                          %
HEALTH CARE DELIVERY                   %
MEDICAL DEVICES & SUPPLIES             %
PHARMACEUTICALS                        %

PREFERRED STOCKS                       %
BIOTECHNOLOGY                          %
HEALTH CARE DELIVERY                   %
MEDICAL DEVICES & SUPPLIES             %

FIXED INCOME SECURITIES                %
BIOTECHNOLOGY                          %
HEALTH CARE DELIVERY                   %

OTHER SECURITIES                       %
MEDICAL DEVICES & SUPPLIES             %

SHORT-TERM INVESTMENTS                 %
CORPORATE BONDS                        %
BIOTECHNOLOGY                          %

REPURCHASE AGREEMENTS                  %
TOTAL INVESTMENT SECURITIES AT VALUE   %
COMPOSITION OF HOLDINGS IS SUBJECT TO
CHANGE

                        CAPITALIZATION AT APRIL 30, 1999


                                      SHARES OUTSTANDING
                                      EXCLUSIVE OF AMOUNT   AMOUNT HELD BY FUND
                        AMOUNT       HELD BY FUND FOR ITS   FOR ITS OWN ACCOUNT
   TITLE OF CLASS      AUTHORIZED         OWN ACCOUNT             ACCOUNT
   --------------      ----------         -----------             -------

Common Shares of
Beneficial
Interest, par value    Unlimited         [30,156,115]               -0-
$0.01

                     INFORMATION REGARDING SENIOR SECURITIES

Subject to its investment restrictions, the Fund has the right to use financial leverage to finance the repurchase of or tender offers for Shares or to pay dividends and other distributions and may borrow for temporary purposes. The Fund expects it may use financial leverage from time to time in the future. Currently, however, the Fund has not determined the timing or amount of financial leverage that it would utilize.

                     TRADING AND NET ASSET VALUE INFORMATION

In the past, the Shares have generally traded at a discount in relation to NAV. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from NAV. See "Risk Factors and Special Considerations."

The Shares are listed and traded on the NYSE under the ticker symbol "GHS." The Rights will not be admitted for trading on the NYSE or any other stock exchange. The average weekly trading volume of the Shares on the NYSE during the year ended December 31, 1998 was 70,680 Shares. The following table shows for the fiscal quarters for the two most recent fiscal years and the fiscal quarters during the current fiscal year: (1) the high and low sale price of the Shares on the NYSE during the quarter; (2) the high and low NAV per Share during the quarter; and (3) the high and low premium or discount to NAV at which the Shares were trading during the quarter.

                                                          PREMIUM/(DISCOUNT) TO
     For the          PRICE(1)       NET ASSET VALUE(2)   TO NET ASSET VALUE(3)
  Quarter Ended   High     Low        High      Low       High        Low
--------------------------------------------------------------------------------
January 31, 1997  $18.8750 $14.3750   $22.87    $18.03   (23.677%)   (17.360%)
April 30, 1997    $17.3750 $14.5000   $20.36    $17.94   (19.666%)   (14.330%)
July 31, 1997     $18.1875 $14.8750   $21.87    $18.48   (21.411%)   (14.907%)
October 31, 1997  $18.6250 $16.3750   $22.87    $20.39   (21.053%)   (16.027%)
January 31, 1998  $18.750  $15.9375   $21.99    $17.88   (18.137%)   (7.771%)
April 30, 1998    $19.8750 $18.0000   $21.82    $20.09   (13.338%)   (6.064%)
July 31, 1998     $21.0625 $18.5000   $22.74    $20.15   (10.755%)   (5.938%)
October 31, 1998  $19.5000 $15.7500   $21.35    $18.74   (16.578%)   (7.495%)
January 31, 1999  $20.0625 $17.6875   $21.68    $18.77   (9.199%)    (2.927%)
April 30, 1999    $        $          $         $        (%)         (%)
--------------------------------------------------------------------------------
(1) NYSE
(2) INVESCO
(3) INVESCO

Immediately  prior [       ] the  Fund's  announcement of the Offer on [      ],
1999, and on [     ],  1999,  the  last  reported  sale  price  of  [      ]   a
Share on the NYSE was [$ ] and $_______, respectively. The Fund's NAV per Share on [ ], 1999 and on [ ], was $_______ and $______, respectively. See "Net Asset Value" in the SAI.

                                    THE FUND

The Fund is a diversified closed-end investment management company registered with the SEC. It is actively managed to seek capital appreciation. Employing an aggressive investment philosophy, the Fund normally invests at least 80% of its total assets in equity securities of Health Science Companies. There is no guarantee that the Fund will meet its investment objective. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

The Fund's objective is to seek capital appreciation by investing substantially all of its assets in equity and related securities of U.S. and foreign Health Science Companies. It seeks to achieve its objective by investing its assets in a broad range of health care related equities, such as market-leading pharmaceutical companies, medical devices manufacturers and suppliers, and various private placement investments. The Fund may focus its investments in these sectors. For example, at this time approximately 60% of the Fund's portfolio is invested in stocks of pharmaceutical companies. The Fund may purchase and sell options on equities. For information regarding the Fund's portfolio characteristics and composition as of April 30, 1999, see "Portfolio Characteristics and Composition."

Demographics continue to indicate growth in the health sciences industry, as individuals live longer lives, on average, and therefore comprise a larger proportion of the mature population today than ever before. People over 65 years of age consume the largest proportion of health sciences products, such as pharmaceuticals. In the United States, as persons born in the late 1940's to early 1950's, known in the United States as the "baby boomers," advance in age, they are likely to consume increasing amounts of chronic care drugs and other health science products.

The health sciences industry has increased research and development expenditures to develop new and better products. Because the U.S. Food and Drug Administration in the 1990's has continued to expedite approval of new products, newly-developed health products reach the market at an accelerated pace. Simultaneously, many Health Science Companies face relatively low exposure to patent litigation. With more new products, a shorter product-to-market period, and reduced patent litigation risk, the health sciences industry anticipates increased revenues and profitability.

The introduction of new technologies in the medical equipment and biotechnology sectors has significantly contributed to growth in the hospital supply and medical device industries. New technologies have enabled the increased development of sophisticated devices and procedures. In addition, biotechnology companies are offering an increasing number of new products. Trends in demographics and potentially accelerated drug approvals could result in significant growth in the pharmaceutical sector as well. Moreover, the favorable outlook for the United States economy could benefit the health sciences industry through more readily available capital for developing proprietary products and by the increasing affluence of consumers of those products.

Closed-end funds, such as the Fund, differ from open-end management investment companies (commonly referred to as "mutual funds") in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with their respective investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, such as investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their NAV.

The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 18, 1991 and has registered with the SEC under the 1940 Act. The Fund commenced investment operations on January 24, 1992 under the name Global Health Sciences Fund. On July 1, 1997, the name of the Fund was changed to INVESCO Global Health Sciences Fund. The Fund's principal office is located at 7800 E. Union Avenue, Suite 800, Denver, Colorado 80237. The Fund has contracted with INVESCO to serve as its investment adviser. INVESCO is an investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended.

                                    THE OFFER

PURPOSE OF THE OFFER

As discussed below, the Board of Trustees has determined that it would be in the best interests of the Fund and its shareholders to make the Offer. The Board considered the proposal for the Offer at several meetings, including a meeting at which the independent Trustees (as defined under the 1940 Act) ("Independent Trustees") met with counsel and without management present to discuss the Offer. The Board, including all of the Independent Trustees, unanimously approved the Offer. In its deliberations, the Board considered a number of issues and factors, including the potential impact of the Offer on current exercising and non-exercising shareholders; the potential impact of the Offer on the Fund's NAV, Share price, and trading activity; the potential dilutive impact of the Offer on the Fund and its shareholders (in particular non-exercising shareholders); the revenue impact of the Offer on the Investment Manager and its affiliates; the value and quality of the services expected to be provided by the Dealer Manager in light of the relationship between the Dealer Manager and existing shareholders; the Dealer Manager's familiarity with the Fund and with the Investment Manager; and the terms of the Offer compared to the terms of similar offers conducted by other closed-end funds. The Board of Trustees concluded that increasing the assets of the Fund would be beneficial to the Fund and its shareholders. However, there can be no assurance that any of the anticipated benefits discussed in this Prospectus will be realized as a result of the Offer.

The Board determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities consistent with its investment objective. In reaching its decision, the Board of Trustees was advised by the Investment Manager that the availability of new assets would give the Fund additional investment flexibility, as well as an enhanced ability to take advantage of what the Investment Manager believes to be timely investment opportunities. It was noted that, to take advantage of these opportunities without an infusion of new capital, the Fund would be required to sell current portfolio positions that it desired to retain, which could cause the realization of significant capital gains by the Fund and its shareholders. The Investment Manager provided its views to the effect that while the Fund is permitted to borrow money for investment purposes under current market conditions, it would not be prudent to do so, because raising additional money through the Offer would be less costly than borrowing the same amount of money. With an increased asset base as a result of the Offer, the Investment Manager believes the Fund would be able to invest in a larger universe of securities that it believes would have the benefits described below.

The Board of Trustees considered that the Fund could potentially achieve additional economies of scale as a result of an increase in total assets, resulting in a nominal decrease in the Fund's operating expense ratio. In addition, the Fund and the Investment Manager recently agreed to add a breakpoint to the investment management agreement for assets in excess of $500 million. At the Fund's current asset size, substantially all of the proceeds of the Offer would be managed at this lower fee, which could have the effect of lowering the Fund's overall expense ratio. In addition, the Board of Trustees considered that the Offering could ultimately result in a larger number of shareholders and daily trading volume and therefore could result in an improvement in the liquidity of the trading market for the Shares on the NYSE, where the Shares are listed and traded. The Board of Trustees also believes that a larger number of outstanding Shares and a larger number of beneficial owners of Shares could increase the level of market interest in the Fund.

In addition, the Board of Trustees considered that the Offer affords existing shareholders the opportunity to purchase additional Shares at a price that will be below the lower of market value or NAV. The Board of Trustees also considered the expenses of the Offer and its dilutive effect, including the effect on non-exercising shareholders.

The Board of Trustees noted that the Investment Manager will benefit from the Offer because its fees for investment management services are based on the average daily net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Manager will receive as a result of the Offer, because it is not known how many Rights will be exercised and because the proceeds of the Offer will be invested in additional portfolio securities that may fluctuate in value. However, if all the Rights are exercised in full, including the additional [ ] Shares by which the Fund may increase the Offer, based on the Estimated Subscription Price of $_____, the Investment Manager would receive additional fees for investment management services of approximately $_____ per annum and additional fees for administrative services of approximately $_____ per annum as a result of the increase in assets under management.

In determining that the Offer is in the best interests of the Fund and its shareholders, the Board of Trustees retained the Dealer Manager to provide the Fund with financial advisory and marketing services relating to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Trustees considered, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund if the Offer is undersubscribed and the experience of the Dealer Manager in conducting rights offerings. The Investment Manager advised the Board that the non-transferability of the Rights may limit, but will not eliminate, the activity of arbitrageurs.

The Fund and the Investment Manager have received an order and an amendment thereto (collectively "Order") from the SEC permitting the Fund to make up to four distributions of net long-term capital gains in any taxable year, so long as the Fund maintains in effect a distribution policy calling for quarterly distributions of a fixed percentage of its NAV (the "Quarterly Distribution Policy"). The Fund and the Investment Manager agreed that, as a condition to obtaining the Order, the relief granted by the Order shall terminate upon the effective date of a registration statement under the Securities Act of 1933 for any future public offering by the Fund of Shares. The Order will not be terminated, however, for (among other specified reasons) a rights offering to shareholders of the Fund if (a) Shares will be issued only within the six-week period immediately following the record date of a quarterly dividend, (b) the prospectus for such rights offering makes it clear that shareholders exercising the Rights will not be entitled to receive such dividend, and (c) the Fund has not engaged in more than one rights offering during any given calendar year.

The Fund may, in the future and at its discretion, choose to make additional rights offerings of Shares from time to time for a number of Shares and on terms that may or may not be similar to this Offer. Any such future offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER

The Fund is issuing to Record Date Shareholders non-transferable Rights entitling the holders thereof to subscribe for an aggregate of [ ] Shares,
par value $0.01 per Share ([        ] Shares if the Fund increases the number of
Shares available by up to 25% in connection with the Over-Subscription Privilege described below). Each Record Date Shareholder is being issued one Right for every [X#] Shares owned on the Record Date (1-for-[X#]). The Rights entitle the holders thereof to subscribe for one Share for every one Right held (the "Primary Subscription"). Fractional Shares will not be issued on the exercise of fractional Rights. Accordingly, Shares may be purchased in the Primary Subscription only pursuant to the exercise of whole Rights. For example, if a Record Date Shareholder owns 102 Shares, that shareholder will receive [X#] Rights, but may only exercise [XXX#] Rights for the purchase of [XX] Shares, with the unexercised fractional Rights expiring. However, Record Date Shareholders holding fewer than [X#] Shares will be entitled to one Right to subscribe for one Share pursuant to the Primary Subscription. Record Date Shareholders may request additional Shares pursuant to the Over-Subscription Privilege.

Rights may be exercised at any time during the subscription period, which commences on [ ], 1999 and ends at 5:00 P.M., Eastern time, on the Expiration Date (the "Subscription Period"). See "Expiration of the Offer." The Rights are evidenced by Subscription Certificates that will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions."

Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to those Record Date Shareholders who have exercised all Rights issued to them and who wish to acquire more than the number of whole Shares they are entitled to purchase pursuant to the exercise of their Rights. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, Record Date Shareholders whose Shares are held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

Because fractional Shares will not be issued, Record Date Shareholders who receive or have remaining fractional Rights will be unable to exercise such remaining Rights for the purchase of fractional Shares and will not be entitled to receive any cash in lieu thereof. Such shareholders may, however, request additional Shares pursuant to the Over-Subscription Privilege.

The Board of Trustees, in consultation with the Investment Manager, has implemented a Quarterly Distribution Policy, which entails quarterly payments of dividends in an amount equal to 2.5% of the Fund's NAV. The first dividend to be paid on Shares acquired on exercise of the Rights will be the first quarterly dividend, the record date for which occurs after the issuance of the Shares.

Assuming the Subscription Period is not extended, it is expected that the first dividend received by shareholders acquiring Shares in the Offer will be paid on
[      , 1999].

There is no minimum number of Rights that must be exercised in order for the Offer to close.

The record date for the Fund's most recent quarterly dividend was May 11, 1999. Record Date Shareholders will not be entitled to receive that dividend with respect to those Shares that they receive pursuant to the Offer.

OVER-SUBSCRIPTION PRIVILEGE

If Record Date Shareholders do not exercise all the Rights issued to them, any Shares represented by unexercised Rights will be offered by means of the Over-Subscription Privilege to the Record Date Shareholders who have exercised all the Rights issued to them and who wish to subscribe for additional Shares. Only Record Date Shareholders who exercise all the Rights issued to them may indicate on the Subscription Certificate, which they or their nominees submit with respect to the exercise of the Rights issued to them, how many Shares they desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may, at the discretion of the Board of Trustees, issue up to an additional 25% of the Shares available pursuant to the
Offer  (up  to  an   additional  [        ] Shares)   in  order  to  cover  such
over-subscription   requests.   Regardless  of  whether  the  Fund  issues  such
additional Shares, and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to such shareholders will generally be in proportion to the number of Shares owned by such shareholders on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed on a PRO RATA basis.

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined below), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the Subscription Certificates.

The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

The Subscription Price for each Share to be issued pursuant to the Offer will be [XX%] of the lower of (1) the average of the last reported sales price per Share on the NYSE on the Expiration Date and on the preceding four Business Days or
(2) the closing NAV per Share on the Expiration Date. For example, if the average of the last reported sales price per Share on the NYSE on the Expiration Date and on the four preceding Business Days is $20.00, and the closing NAV per Share on the Expiration Date is $19.00, the Subscription Price will be [$XX.xx] (XX% of $19.00). If, however, the average of the last reported sales price per Share on the NYSE on the Expiration Date and on the four preceding Business Days is $18.00, and the closing NAV per Share on the Expiration Date is $19.00, the Subscription Price will be [$XX.xx] (XX% of $18.00).

The Fund announced the Offer on [     ], 1999. The NAV per Share at the close of
business  on [       ], 1999 (the last trading date on  which the  Fund publicly
reported its NAV per Share prior  to the  announcement) and on [         ], 1999
(the last trading date on which the Fund publicly reported its NAV per Share prior to the date of this Prospectus) was $_____ and $_____, respectively, and the last reported sale price per Share on the NYSE on those dates was $______ and $_______, respectively.

NON-TRANSFERABILITY OF RIGHTS

The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be listed for trading on the NYSE or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the NYSE, subject to notice of issuance.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 P.M., Eastern time, on [ ], 1999, unless extended by the Fund until 5:00 P.M., Eastern time, to a date not later than [ ], 1999. The Rights will expire on the Expiration Date and thereafter may not be exercised. Because the Offer expires and the Shares will be priced on the same date, Record Date Shareholders who decide to acquire
Shares  in  the  Primary  Subscription  or  pursuant  to  the  Over-Subscription
Privilege will not know the Subscription Price of the Shares when they make their decision. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 A.M., Eastern time, on the next Business Day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

The subscription agent is EquiServe, Inc. (the "Subscription Agent" or "EI"). EI will receive for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be approximately $[ ], which includes reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the Shares. Questions regarding the Subscription Certificates should be directed to (___)___-____ [(toll free)]; shareholders may also consult their brokers or nominees.

Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to EI by one of the methods described below.

Alternatively, Notice of Guaranteed Delivery may be sent by facsimile to (___)___-____ to be received by the Subscription Agent prior to 5:00 P.M., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at (___)___-____. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 P.M., Eastern time, on the Expiration Date or by the close of business on the third

Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.

 BY FIRST CLASS MAIL:     BY OVERNIGHT COURIER:                BY HAND:
 --------------------     ---------------------                --------

EquiServe, Inc.           EquiServe, Inc.            EquiServe, Inc.
State Street Bank and     State Street Bank and      Securities Transfer and
  Trust Company             Trust Company            Reporting Services, Inc.
Corporate Reorganization  Corporate Reorganization   c/o EquiServe, Inc.
P.O. Box 9573             40 Campanelli Drive        100 William Street Galleria
Boston, MA 02205-9573     Braintree, MA 02184        New York, NY 10038
U.S.A.                    U.S.A.                     U.S.A.

             DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES
                LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

METHOD FOR EXERCISING RIGHTS

Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to Record Date Shareholders or, if a shareholder's Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Estimated Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third Business Day after the Expiration Date. A fee may be charged for this service. Because fractional Shares will not be issued, Record Date Shareholders who receive or have remaining fractional Rights will be unable to purchase fractional Shares on the exercise of such remaining Rights and will not be entitled to receive any cash in lieu thereof. For example, if a Record Date Shareholder owns 102 Shares, that shareholder will receive [X#] Rights, but may only exercise [XXX#] Rights for the purchase of [XX] Shares, with the unexercised fractional Rights expiring. However, Record Date Shareholders holding fewer than [X#] Shares will be entitled to one Right to subscribe for one Share pursuant to the Primary Subscription. Record Date Shareholders may request additional Shares pursuant to the Over-Subscription
Privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 P.M., Eastern time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares").

SHAREHOLDERS WHO ARE RECORD OWNERS. To exercise their Rights, Record Date Shareholders may choose between either option to exercise their Rights set forth under "Payment for Shares" below. If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date.

SHAREHOLDERS WHOSE SHARES ARE HELD BY A NOMINEE. Shareholders whose Shares are held by a nominee such as a bank, broker or trustee must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

NOMINEES. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under "Payment for Shares" below.

Trustees of the Fund who own Shares through their deferred fee arrangement will receive Rights and may participate in the Offering. Further information with respect to the deferred fee arrangement may be obtained from the Fund or the Investment Manager.

INFORMATION AGENT

Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

                     Shareholder Communications Corporation
                                 17 State Street
                               New York, NY 10004
                                 (800) 618-7826
             Brokers and banks, please call (800) 877-8579 ext. 113

Record Date Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be [ ], which includes reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES

Shareholders who wish to acquire Shares in the Primary Subscription and pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

   (1) A shareholder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the
   Subscription Agent. Payment should be calculated on the basis of the Estimated Subscription Price of [ ] per Share for all Shares subscribed. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 P.M., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will inure to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO "INVESCO GLOBAL HEALTH SCIENCES FUND" AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH PAYMENT TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR,

   SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

   (2) Alternatively, a bank, a trust company or a NYSE member subscription will be accepted by the Subscription Agent if, prior to 5:00 P.M., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a bank, a trust company or a NYSE member, guaranteeing delivery of (i) payment of the Estimated Subscription Price of [$ ] per Share for the Shares subscribed for in the Primary Subscription and any additional Shares requested pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration
   Date (       , 1999, unless the Offer is extended (the "Protect Period")).

Within five  Business  Days after the end of the Protect  Period (       , 1999,
unless the Offer is extended) (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each subscribing shareholder (or, if the shareholder's Shares are held by Cede or any other depository or nominee on such shareholder's behalf, to Cede or such depository or nominee), showing (i) the number of Shares acquired in the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the Subscription Price per Share and total purchase price of the Shares, and (iv) any additional amount payable by such shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the
Subscription Price. If any shareholder exercises his or her Right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment that would otherwise be refunded to the shareholder will be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from a shareholder must be received by the Subscription Agent within ten Business Days after the
Confirmation  Date (       ,  1999,  unless the Offer is  extended).  Any excess
payment to be refunded by the Fund to a shareholder will be mailed by the Subscription Agent to such shareholder as promptly as possible. All payments by a shareholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to "INVESCO GLOBAL HEALTH SCIENCES FUND."

The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the Shares.

Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

RECORD DATE SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

If a shareholder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any additional amounts due by the tenth Business Day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other Record Date Shareholders, (ii) apply any payment actually received toward the purchase of the greatest whole number of Shares that could be acquired by such shareholder upon the exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled.

THE METHOD OF DELIVERY TO THE FUND OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

DELIVERY OF SHARE CERTIFICATES

Certificates representing Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and all allocations have been completed. Participants in the Reinvestment Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Reinvestment Plan. Participants in the Reinvestment Plan wishing to exercise Rights issued with respect to the Shares held in their accounts under the Reinvestment Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated, and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Share certificates will not be issued for Shares credited to Reinvestment Plan accounts.

FOREIGN RESTRICTIONS

Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States. Foreign Record Date Shareholders or their nominees will receive written notice of the Offer. The Rights issued to foreign Record Date Shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the Rights. Rights issued to foreign Record Date Shareholders will expire for the failure to submit instructions to the Subscription Agent prior to or on the Expiration Date.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

The following discussion summarizes the principal federal income tax consequences of the Offer to Record Date Shareholders. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular shareholder in light of his or her individual circumstances or to shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each shareholder should consult his, her or its own tax advisor as to the specific tax consequences of the Offer to him, her or it. Each shareholder should also review the discussion of certain tax considerations affecting the Fund and its shareholders set forth under "Federal Taxation of the Fund and its Shareholders" below and under "Taxation" in the SAI.

For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to them, and they will realize no loss with respect to any Rights that expire without being exercised.

A Record Date Shareholder's holding period for a Share acquired on exercise of a Right will begin with the date of exercise. A Record Date Shareholder's basis for determining gain or loss on the sale of such a Share will equal the sum of the shareholder's basis in the Right, if any, plus the Subscription Price. A Record Date Shareholder's basis in a Right will be zero unless either (1) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on that date of the Shares with respect to which the Right was distributed or (2) the shareholder elects, on his, her or its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of those Shares to the Right. If either clause (1) or (2) applies, then if the Right is exercised, the Record Date Shareholder will allocate his, her or its basis in the Shares with respect to which the Right was distributed between those Shares and the Right in proportion to their respective fair market values on the date of distribution. A Record Date Shareholder's gain or loss recognized on a sale of a Share acquired on the exercise of a Right will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share was held at that time for more than one year.

The foregoing is only a summary of certain federal income tax consequences and does not describe any state or local tax consequences of the Offer. Record Date Shareholders should consult their own tax advisors concerning the tax consequences of the Offer.

NOTICE OF NET ASSET VALUE DECLINE

As required by the SEC, the Fund has undertaken to suspend the Offer until it amends this Prospectus if, subsequent to [ , 1999] (the effective date of the Fund's Registration Statement), the Fund's NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit shareholders to cancel their exercise of Rights.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate profit sharing/retirement and savings plans, plans for self-employed individuals and their employees, and individual retirement accounts ("IRAs")) (collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights may, when taken together with contributions previously made, be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under section 401(a) of the Code, additional cash contributions could cause violations of the maximum contribution limitations of section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under section 511 of the Code. If any portion of an IRA is used as security for a loan, that portion will be treated as a distribution to the IRA owner.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules, that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

DISTRIBUTION ARRANGEMENTS

PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof, the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege by Record Date Shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory and marketing services equal to [1.25%] of the aggregate Subscription Price for each Share issued pursuant to the Offer, and the Fund has also agreed to pay broker-dealers, including the Dealer Manager, fees for their solicitation efforts (the "Solicitation Fees") of 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and pursuant to the Over-Subscription Privilege as a result of their soliciting efforts. Solicitation Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund has agreed to reimburse the Dealer Manager up to an aggregate of [$_______] for its reasonable expenses incurred in connection with the Offer. The Fund and the Investment Manger have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such agreement.

The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the Shares issued in reinvestment of dividends or other distributions or other limited circumstances.

DILUTION

Upon the completion of the Offer, Record Date Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price per Share will be less than the NAV per Share on the Expiration Date and the Fund will incur expenses in connection with the Offer, the completion of the Offer will result in an immediate dilution of NAV per Share for all shareholders, which will disproportionately affect shareholders who do not exercise their Rights in full. Although it is not possible to state precisely the amount of such decrease in NAV per Share, because it is not known at this time what the NAV per Share will be on the Expiration Date, or what proportion of the Rights will be exercised, or what the Subscription Price will be, such dilution could be significant. For example, assuming all of the Shares are sold at the Estimated Subscription Price and after deducting all expenses related to the issuance of the Shares, the Fund's NAV per Share on [ , 1999] would be reduced by approximately $_____ or ____% (or, in the event that all of the Rights are exercised and the Fund increases the number of Shares subject to subscription by 25% pursuant to the Over-Subscription Privilege, by approximately $______ or _____%). See "Risk Factors and Special Considerations--Dilution."


IMPORTANT DATES TO
   REMEMBER            EVENT                            DATE
                       -----                            ----

                       Record Date                      [            ]

                       Subscription Period              [            ]*

                       Expiration Date and Pricing      [            ]*
                       Date

                       Subscription Certificates and    [            ]*
                       Payment for Shares Due**

                       Notice of Guaranteed Delivery    [            ]*
                       Due

                       Payment for Guarantees of        [            ]*
                       Delivery Due

                       Confirmation Mailed to           [            ]*
                       Participants

                       Final Payment for Shares***      [            ]*

--------
*   Unless the Offer is extended.

** A Record Date Shareholder exercising Rights must deliver by the Expiration Date either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery.

*** Additional amount due from Record Date Shareholders (in the event the Final Subscription Price exceeds the Estimated Subscription Price).

                                 USE OF PROCEEDS

If [ ] Shares are sold at the Estimated Subscription Price of $____ per Share, net proceeds of the Offer are estimated to be approximately $________, after deducting estimated expenses payable by the Fund, including the fees and expenses of the Dealer Manager and other offering expenses that in total are estimated to be [$ ]. If the Fund increases the number of Shares subject
to  subscription  by  up  to  25%,  or [       ] Shares,  in  order  to  satisfy
over-subscription requests, the additional net proceeds will be approximately $________.

The Investment Manager has advised the Fund that it anticipates that the net proceeds will be invested in accordance with its investment objective and the policies set forth under "Investment Objective and Policies" within three months from the date of this Prospectus (but in no event later than six months from the date of this Prospectus), depending on market conditions and the availability of appropriate securities. The proceeds of the Offer may be held in U.S. Government securities and other high-quality, short-term money market instruments until they are invested pursuant to the Fund's investment objective. While the proceeds are invested in such securities the proceeds will not be invested in securities consistent with the Fund's goal of seeking long-term capital appreciation. In addition, consistent with the Fund's investment restrictions, the proceeds of the Offer may be held pending permanent investment in other instruments including, without limitation, S&P 500 futures. These other investments may present a substantial investment risk, including the potential that they may decrease in value prior to the time they are liquidated and the proceeds are ultimately invested.


                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek capital appreciation by investing substantially all of its assets in equity and related securities of U.S. and foreign Health Science Companies. The Fund's Investment Manager believes that the securities of Health Science Companies offer the potential for capital appreciation based upon the Investment Manager's projection of increasing global expenditures for health science products and services resulting from enhanced consumer demand, continuing technological advances and demographic trends indicating an aging population. The Fund's Investment Manager also believes that the potential for capital appreciation within the health science industries will be driven by increased focus on cost containment and productivity enhancement. An investment in the Fund should not itself be considered a balanced investment program and is intended to provide diversification for a more complete investment program. No assurance can be given that the Fund will achieve its investment objective.

Under normal market conditions, at least 80% of the Fund's total assets will be invested in equity and related securities of Health Science Companies. The principal industry groups of Health Science Companies are:

      .      Pharmaceuticals

      .      Biotechnology

      .      Medical equipment, devices and supplies

      .      Health care delivery

Health Science Companies also consist of those companies principally engaged in any other industries relating to human health or the growth or survival of animals or plants and companies principally engaged in activities that utilize technologies that are the same as or similar to those developed for or used by Health Science Companies. The Fund expects to invest both in large, well-established Health Science Companies with existing products and services as well as in smaller, emerging Health Science Companies, including start-up companies and venture capital opportunities, which may offer limited products or services or which are seeking to develop products, services or technologies.

Up to 20% of the Fund's total assets may be invested, in the aggregate, in: equity and related securities of companies engaged, but less than principally, in the health sciences or in supplying goods or services to Health Science Companies, or of non-Health Science Companies which benefit from the growth and development of Health Science Companies or in real estate investment trusts that hold at least 50% of their interests in facilities of Health Science Companies ("Related Companies"); non-convertible debt securities of Health Science Companies and Related Companies that are not acquired as units together with equity securities; and high grade U.S. dollar denominated money market instruments having maturities of one year or less. Investment in non-convertible debt securities (other than money market instruments) of Health Science Companies and Related Companies (whether or not acquired as units with other securities) is limited to 10% of the Fund's total assets. Current income is generally not a consideration in the selection of investments.

The Fund has pending before the SEC an application for an exemptive order that, if granted, would permit the Fund to participate in an interfund lending facility. As such, the Fund may lend cash to other registered investment companies (including mutual funds) managed by the Investment Manager ("Affiliated Funds"). If this application is granted, the Fund may from time-to-time make such loans to Affiliated Funds, and may make such loans from the proceeds of the Offering, if such proceeds have not been otherwise invested consistent with the Fund's objective.

The Fund may invest up to 25% of its total assets in securities for which there is no readily available secondary market, including securities acquired in private placements, venture capital opportunities, joint ventures and partnerships. Since its inception, the Fund has consistently made such investments.

Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested in Foreign Securities. Securities of Canadian issuers and ADRs are not subject to this 25% limitation.

The Fund will, under normal conditions, invest at least 65% of its total assets in issuers that are organized under the laws of, or that maintain their principal business operations in, at least three countries, one of which is expected to be the United States.

"Equity and related securities" consist of: common, preferred and convertible preferred stocks, whether or not voting; partnership interests; securities having equity characteristics such as rights, warrants and convertible debt securities, whether or not issued by the same issuer as the security to be issued upon exercise or conversion; non-convertible debt securities that are acquired as units together with any of the foregoing, whether or not transferable or separately traded; and short sale and hedge positions relating to any of such securities.

The Fund may utilize certain investment practices, such as repurchase agreements, when-issued and delayed delivery transactions, lending portfolio securities, foreign currency and other hedging transactions and short sales. These investment practices involve certain risks. See "Additional Information About Its Investment Objective and Policies" located in the SAI.

For temporary purposes, and when, in the Investment Manager's judgment, conditions in the securities markets generally or in the market for the securities of Health Science Companies would make achievement of the Fund's investment objective impracticable, the Fund may assume a defensive investment position. During these periods, the Fund may without limit invest in U.S.


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


dollar-denominated, high grade money market instruments rated or, if unrated, in the Investment Manager's opinion comparable to instruments rated, in the top three rating categories utilized by at least one national recognized statistical rating organization and having maturities at the time of purchase of one year or less, including securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities ("U.S. Government Securities"), certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities, and repurchase agreements with respect to any of the foregoing. While the Fund is in a defensive position, the opportunity to achieve capital appreciation will be limited, and, to the extent that the Investment Manager's assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital appreciation resulting from increases in the value of equity investments; however, the ability to maintain a defensive investment position provides the flexibility for the Fund to seek to avoid capital loss during market downturns. It is impossible to predict when, or for how long, any such investment position will be maintained.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions, which, together with its investment objective, are fundamental policies changeable only with the approval of a "majority" of the Fund's outstanding voting securities. As defined in the 1940 Act, this requires the affirmative vote of the holders of (a) more than 50% of the outstanding Shares of the Fund, or (b) two-thirds or more of the Shares present at a meeting if more than 50% of the Fund's outstanding Shares are represented at the meeting in person or by proxy, whichever is less. Under these restrictions, the Fund may not:

      1. borrow  money  or issue  senior  securities,  except  that the Fund may borrow in an amount not exceeding 15% of its total assets to finance the repurchase of or tender offers for Shares or to pay dividends and other distributions, and may borrow for temporary purposes in an amount not exceeding 5% of its total assets (the Fund will not be deemed to have issued a senior security by reason of effecting short sales, lending securities, purchasing securities on a when-issued or delayed delivery basis, or engaging in hedging transactions in accordance with its investment policies, or entering into collateral arrangements or maintaining margin deposits incident to any of the foregoing practices);

      2. buy or sell commodities, commodity contracts, oil, gas or other mineral interests or exploration programs (however, the Fund may purchase securities of companies which invest in the foregoing and may enter into transactions in hedging instruments);

      3. buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold);

      4. invest in any company for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control;

      5. engage in the underwriting of any securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in the sale of its Shares or in disposing of a portfolio security;

      6. make loans of money or securities to any person, except that the Fund may lend money through the purchase of securities (including repurchase agreements) in accordance with its investment policies, and make loans of portfolio securities in an amount not exceeding 25% of the Fund's total assets;

      7. with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

      8. invest in the securities of other investment companies in an amount exceeding the limitations set forth in the 1940 Act and the rules thereunder;

      9. purchase a security if such purchase would cause more than 25% of its total assets to be invested in securities of issuers engaged in any one industry (as determined by standard industry classification codes), except that the Fund will, under normal market conditions, invest more than 25% of its total assets in the securities of companies in the groups of industries in which Health Science Companies are engaged; or

      10.pledge, hypothecate,  mortgage or otherwise encumber its assets, except
         to  secure   permitted   borrowings  or  for   collateral   and  margin
         arrangements associated with the Fund's investment practices.

The percentage limitations on investments set forth above, as well as those described elsewhere in this Prospectus and SAI, apply only at the time of investment and require no action by the Fund as a result of subsequent changes in the value of investments or the total assets of the Fund.

SPECIAL INVESTMENT PRACTICES

The Fund may utilize the following special investment practices:

SHORT SALES. In furtherance of its objective of capital appreciation, the Fund may effect short sales of any securities which it has authority to purchase, subject to the limitation that the Fund will not effect a short sale if, as a result of such sale, the current market value of securities sold short would exceed 25% of the Fund's total assets. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. In such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the borrowed security and may realize a gain if it purchases the security for replacement at a lower price. However, the price at which the Fund purchases the security may be more or less than the price at which the security was sold. The Fund will incur a loss as a result of a short sale if the cost of purchasing the borrowed security, and transaction and carrying costs associated with the short sale, are more than the amount realized from the short sale. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

If the Fund borrows a security in order to enter into a short sale, the proceeds of the short sale will be retained by a broker, as security for the borrowing to the extent necessary to meet margin requirements, until the short position is closed out. The Fund is also required to pay to the lender of the security the amount of any dividends or interest paid on the borrowed security. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or dividends or interest paid on the borrowed security that the Fund may be required to pay in connection with the short sale.

A short sale "against the box" is a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to acquire at no additional cost. The proceeds of the short sale are held by a broker until the Fund delivers the security to close the short position, at which time the Fund will receive the net proceeds from the sale.

When the Fund engages in short sales other than "against the box," the Fund will "cover" its position in one of two ways. The Fund may cover by holding a call option on the security sold short having a strike price no higher than the price at which the security was sold. Alternatively, the Fund may maintain in an account with its custodian a segregated amount of cash or U.S. Government Securities equal to the excess of (1) the market value of the securities sold short at the time they were sold short, over (2) any cash or U.S. Government Securities required by the broker to be deposited as collateral in connection with the short sale (not including the proceeds from the short sale). Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short, but not less than the market value of the securities at the time they were sold short.

HEDGING. For hedging purposes, the Fund may purchase and sell stock options, stock index futures, such as S&P 500 futures, options on stock indices, options on stock index futures, forward foreign currency contracts and foreign currency futures contracts and related options (collectively, "Hedging Instruments"). Hedging Instruments may be used to attempt to reduce investment risk by taking an investment position that is expected to move in the opposite direction from the position being hedged. The Fund may enter into hedging transactions in connection with anticipated purchases or sales of portfolio securities or with respect to anticipated changes in the market prices for securities which are in its portfolio. To the extent the hedge is successful, a loss (or gain) on one position will tend to be offset by a gain (or loss) on the other. The Investment Manager will not engage in financial futures or related options transactions for speculative purposes but only in an effort to hedge portfolio risks as described above. The Fund will only invest in futures contracts and related options to the extent that the Fund would not be required thereby to register with the United States Commodity Futures Trading Commission as a commodity pool operator. Under current regulations, the Fund may not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's open regulated options and futures positions and premiums on open option positions thereon would exceed 5% of the market value of the Fund's total assets.

The successful use of Hedging Instruments depends on the ability of the Investment Manager to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use Hedging Instruments successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the Hedging Instruments and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index related Hedging Instruments, as the composition of the Fund's portfolio diverges from the composition of the index underlying such Hedging Instruments. If the Fund has hedged against a decline in the value of its portfolio securities, the Fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Fund's portfolio securities. If the Fund has hedged an intended purchase of securities, the Fund could suffer a loss which is only partially offset or not offset at all by a reduction in the price at which the securities are purchased. If the Fund hedges a proposed purchase of securities and determines not to purchase such securities, any loss on the Hedging Instrument will not be offset. In addition, the ability of the Fund to close out a position in a Hedging Instrument depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular Hedging Instrument at any particular time.

The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") foreign currency futures contracts, options on such futures contracts and options on foreign currencies as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in Foreign Securities or during the time the Fund holds Foreign Securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Manager. The Fund will not enter into a forward contract for a term of more than one year. Investors should be aware that hedging against a decline in a currency does not eliminate fluctuations in the market value of portfolio securities or prevent losses if the value of such securities declines. Furthermore, such hedging transactions preclude the opportunity for gain if the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Fund not entered into foreign currency hedges.

The Hedging  Instruments  that the Fund may use are described in the SAI,  which
contains  further  information  about  the  characteristics,   risks,   possible
benefits, and applicable limitations on the use of such Hedging Instruments.

REPURCHASE AGREEMENTS. In order to make productive use of funds pending other investments, any of the types of high grade debt securities permissible for purchase by the Fund may be acquired subject to repurchase agreements with commercial banks with total assets in excess of $1 billion or securities dealers with a net worth in excess of $50 million. The Investment Manager will also consider the creditworthiness of the parties with whom the Fund enters into repurchase agreements. In a repurchase transaction, at the time the Fund acquires a security, it simultaneously agrees to resell it to the bank or dealer from which it was purchased on a specific future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon interest rate effective for the period during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. A repurchase transaction is similar to a loan, with the security underlying the agreement serving as collateral. The Fund requires that securities underlying repurchase agreements be held by its custodian in an amount having a value at least equal to the repurchase price. The Investment Manager will monitor the collateral daily and, if its value declines below the repurchase price, will immediately demand that additional securities be transferred. If such demand is not met within one day, the securities will be sold by the Fund. If any party to a repurchase agreement fails to pay the agreed upon resale price on the delivery date, the Fund's risks include any decline in the value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss from a delay in disposing of the collateral. There is no limit on the amount of the Fund's assets that may be subject to repurchase agreements.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

DILUTION. If you do not exercise all of your Rights during the Subscription Period, when the Offering is over you will own relatively less of the Fund than if you had exercised all of your Rights. The Fund cannot tell you precisely how much less of the Fund you would own because the Fund does not know how many of the Fund's Record Date Shareholders will exercise their Rights and how many of their Rights they will exercise.

Shareholders will experience an immediate dilution of the aggregate NAV of the Shares as a result of the Offer because the Subscription Price per Share will be less than the Fund's NAV per Share on the Expiration Date (and the Fund will incur expenses in connection with the Offer), and the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. Such dilution will disproportionately affect Record Date Shareholders who do not exercise their Rights in full. Although it is not possible to state precisely the amount of any such decrease in NAV, because it is not known at this time what the NAV per share will be at the Expiration Date or what proportion of the Shares will be subscribed, such dilution could be significant. For example, assuming all the Shares are sold at the Estimated Subscription Price of __________ and after deducting all expenses related to the issuance of the Shares, then the Fund's NAV per share on
[       ], 1999 would be reduced by approximately ____ per share or ____ %.

HEALTH SCIENCE COMPANIES. Because the Fund intends to invest substantially all of its assets in equity and related securities of Health Science Companies, an investor should be aware of certain special considerations and risk factors relating to investment in such companies. Investors should also be aware of considerations and risks relating to the Fund's investment practices. An investment in the Fund should not be considered a balanced investment program and is intended to provide diversification for a more complete investment program. The Fund is not intended for investors seeking income.

Investment in the securities of Health Science Companies entails special considerations and risks. In addition to the risks associated with any strategy seeking capital appreciation through investment in equity securities, the Fund's portfolio will bear the additional risk that many Health Science Companies may be subject to, and possibly adversely affected by, some of the same general trends relating to demand for health related products and services and the same regulatory, economic, and political factors. Certain health science industries are characterized by single product focus and rapidly changing technologies. These changes may render existing products and technologies obsolete. There is also extensive government regulation of certain health science industries. Many of these activities are funded or subsidized by federal and state governments; withdrawal or curtailment of this support could have an adverse impact on the profitability, and market prices, of such companies. Changes in government regulation could also have an adverse impact. Unanticipated problems may arise in connection with the development of new products or technologies, and many such efforts may ultimately be unsuccessful. In addition, testing or marketing products may require obtaining government approvals, which may be a lengthy and expensive process with an uncertain outcome. Delays in generating products may result in the need to seek additional capital, potentially diluting the interests of existing investors, such as the Fund. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular health science industries or of Health Science Companies generally.

INVESTMENTS IN UNSEASONED COMPANIES. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the Health Science Companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging Health Science Companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain Health Science Companies, which may or may not be Health Science

Companies, may have substantially greater financial resources than many of the companies in which the Fund may invest.

SUBSTANTIAL COMPETITION. Intense competition exists within and among certain health science industries, including competition to obtain and sustain proprietary technology protection. Health Science Companies may be highly dependent on the strength of a patent to maintain revenue and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. In addition, there are numerous Related Companies and the Fund may invest only a limited portion of its assets in the securities of such companies. These Related Companies, although not principally engaged in the health sciences, may be large, well-capitalized companies that are engaged in certain health science businesses. Some of these companies may have substantially greater capital, research and development, manufacturing, marketing, and human resources capabilities than certain of the Health Sciences Companies in which the Fund may invest and may represent significant long-term competition for
Health Sciences Companies. Such large Related Companies may succeed in developing technologies and products that are more effective or less costly than any that may be developed by Health Science Companies and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in the health sciences and greater availability of capital for investment in these fields.

PRODUCT LIABILITY EXPOSURE. Certain Health Science Companies and Related Companies in which the Fund may invest will be exposed to potential product liability risks that are inherent in testing, manufacturing, marketing, and selling human therapeutic and diagnostic products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of the companies in which the Fund has invested.

FOREIGN SECURITIES. The Fund may invest substantially all of its assets in Foreign Securities. Many Foreign Securities may be less liquid and their prices more volatile than securities of comparable U.S. companies. Foreign stock exchanges and brokers are generally subject to less governmental supervision and regulation than U.S. exchanges and brokers, and commissions on foreign stock exchanges are generally higher than negotiated commissions in the United States. In addition, there may, in certain instances, be delays in the settlement of transactions effected in foreign markets. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries or in certain industries or market sectors, or may increase the cost of investing in securities of particular companies.

Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Fund than is available concerning U.S. companies. In addition, with respect to some foreign countries there is the possibility of nationalization, expropriation or confiscatory taxation. Income earned in a foreign nation may be subject to taxation (including withholding taxes on interest and dividends), or other taxes may be imposed with respect to investments in Foreign Securities. Other risks associated with investments in Foreign Securities include limitations on the removal of securities, property or other assets of the Fund, difficulties in pursuing legal remedies and obtaining judgments in foreign courts, political or social instability, and diplomatic developments that could adversely affect the Fund's investments in companies located in foreign countries.

CURRENCY RISK. The income and capital gains received by the Fund on Foreign Securities generally will be in non-U.S. currencies. The computation and distribution of income and capital gains by the Fund, however, will be made in

U.S. dollars. Therefore, the Fund's reported NAV and its computation and distribution of income and capital gains in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, may cause an overall decline in the Fund's NAV and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. In addition, the computation of income and capital gains will be made on the date of its accrual by the Fund rather than on any later date on which the proceeds are converted into U.S. dollars. See "Taxation" in the SAI.

The rate of exchange between the U.S. dollar and other currencies is determined by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy. As discussed above, the Fund may enter into foreign currency related Hedging Instruments to seek to hedge against fluctuations in foreign exchange rates pending the settlement of transactions in Foreign Securities or during the time the Fund holds Foreign Securities. See "Investment Objective and Policies--Special Investment Practices--Hedging."

EURO CONVERSION. The recent introduction of a new European currency, the euro, may result in future uncertainties for European securities in the markets in which they trade and with respect to the operation of the Fund's portfolio. The euro was introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union. The transition to everyday usage of the euro will occur during the period from January 1, 1999 through December 31, 2001. The introduction of the euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments that otherwise would not likely occur. Additional questions are raised by the fact that certain European Union members, including the United Kingdom, did not implement the euro on January 1, 1999. If the remainder of the transition to the euro does not take place as planned, there could be negative effects, such as severe currency fluctuations and market disruptions.

PORTFOLIO TURNOVER. There are no fixed limitations regarding portfolio turnover. Frequency of portfolio turnover will, therefore, not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 200%. For the year ended October 31, 1998, the Fund's portfolio turnover rate was 87%. A higher rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its shareholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and shareholder expenses.

ILLIQUID INVESTMENTS. The Fund is permitted to invest up to 25% of its total assets in securities for which there is no readily available secondary market. The risk of investing in such securities generally is greater than the risk of investing in the securities of widely held, publicly traded companies. Certain of these securities may be restricted securities and have legal or contractual restrictions on resale. Restricted securities may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. Adverse conditions in the securities markets at certain times may preclude a public offering of an issuer's unregistered securities. Lack of an active secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of a security that the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Companies whose securities are not publicly traded are not subject to the same disclosure and other legal requirements as are applicable to companies with publicly traded securities. Restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board, or by the Investment Manager under Board-approved guidelines, are not subject to this 25% of assets limitation. Under guidelines to determine whether securities eligible for resale under Rule 144A are liquid, factors such as trading activity and the availability of price quotations will be considered. If trading activity in a Rule 144A security purchased by the Fund declines, the Fund's holding in that security may become illiquid.

Securities of many Health Science Companies are traded in the over-the-counter market, on regional stock exchanges, and on foreign securities exchanges. Such markets and exchanges may have low trading volume, and securities traded on such markets and exchanges may experience abrupt and erratic price movements. Determinations as to whether a "readily available secondary market" exists for a particular security will be made by the Board or by the Investment Manager under Board-approved guidelines. Since its inception, the Fund has consistently made such investments.

JUNK BONDS AND UNRATED DEBT SECURITIES. The Fund may invest up to 10% of its total assets in the aggregate, in non-convertible debt securities of Health Science Companies and Related Companies. These securities and other investments in such companies may be rated as low as C in the rating categories established by Standard & Poor's and Moody's or may be unrated, if deemed of comparable credit quality by the Investment Manager. These securities, which are commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative in terms of the capacity of the issuer to pay interest or repay principal in accordance with the terms of the obligation and accordingly involve more credit risk than securities rated in the higher rating categories. Such debt securities are dependent upon favorable business, financial or economic conditions, may be subordinated to senior debt and can be regarded as having extremely poor prospects of ever retaining any real investment standing.

The market prices of such securities tend to reflect individual corporate developments to a greater extent than do securities rated in the higher rating categories, which react primarily to fluctuations in the general level of interest rates. Junk bonds also tend to be more sensitive to economic conditions than higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding junk bonds may depress the prices for such securities. These and other factors adversely affecting the market prices of such securities will adversely affect the Fund's NAV. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of equity securities. Therefore, an investment in debt securities generally entails less risk than an investment in equity securities of the same issuer.

Junk bonds are frequently issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of such securities because such securities are often unsecured and subordinated to other creditors of the issuer.

The Fund may have difficulty disposing of junk bonds and unrated debt securities because they may not have an active secondary market. The market for junk bonds has been subject to periods of illiquidity. The lack of an active secondary market may have an adverse effect on market prices and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities.

NET ASSET VALUE DISCOUNT. Shares of closed-end funds, such as the Fund, frequently trade at a discount from their NAV; that is, the market price per share is less than the value per share of the net assets of the fund. This characteristic is a risk separate and distinct from the risk that the Fund's NAV will decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of this Offering. It should be noted, however, that shares of some closed-end funds, including the Fund, have traded at premiums to NAV. The Fund cannot predict whether the Shares will trade at, above or below NAV.

If, at any time, Shares are trading at a substantial discount from NAV, the Fund may take action to reduce or eliminate the discount from NAV at which Shares are trading. Such actions could include, among other things, purchasing Shares in open market transactions or pursuant to a cash tender offer, or recommending to Fund shareholders that the Fund convert to an open-end investment company. Conversion to an open-end investment company would make the Shares redeemable upon demand by shareholders at prices based upon the then current NAV. See "Conversion to Open-End Status."

DIVIDENDS & OTHER DISTRIBUTIONS. Based on current market condition information provided by the Investment Manager, the Board of Trustees believes that the Offer will not result in a change in the Fund's current level of dividends per Share for the foreseeable future. The Board of Trustees has agreed to maintain an annual dividend of at least 10% until February 19, 2001 pursuant to its Quarterly Distribution Policy. However, after that date, there can be no assurance that the Fund will maintain its current level of dividends per Share, and thereafter the Board of Trustees may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends per Share in response to market or other conditions.

YEAR 2000. INVESCO has committed substantial resources and made significant progress toward making sure its computer systems will continue to operate smoothly through the year 2000, and expects that its business partners also will be prepared for the year 2000. While INVESCO does not anticipate interruptions in its business, investors should be aware of the possible risks. As is widely known, there is a chance that some computer systems may not function after December 31, 1999 because they fail to recognize dates in the year 2000 and beyond. If a system at INVESCO or one of its business partners should fail, it could adversely affect the Fund. In addition, the markets for, or values of, securities in which the Fund invests could be affected by computer failures on or after January 1, 2000. While INVESCO cannot make assurances that this will not happen, it continues to thoroughly analyze the securities that the Fund invests in, including the possible effects of the year 2000 computer problems on a company or the market the security trades in.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that in normal circumstances the Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until received or start earning interest on them until it is notified of the settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will normally invest in short-term securities that offer same-day settlement and earnings but that may bear interest at a lower rate than longer-term securities.

These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund's missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable. When the Fund engages in "when issued" and "forward delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, they must either segregate cash or liquid portfolio securities in the amount of their obligations under the foregoing transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or asset coverage requirements. There is no limitation as to the percentage of the Fund's assets that may be invested in such transactions.


                             MANAGEMENT OF THE FUND

INVESTMENT MANAGER

INVESCO has served as the Fund's investment adviser since February 4, 1998 under an investment advisory agreement ("Investment Management Agreement"). Prior to that time, INVESCO Trust Company ("ITC"), then a wholly owned subsidiary of the Investment Manager, served as the Fund's investment adviser. The principal address of the Investment Manager is 7800 E. Union Avenue, Suite 800, Denver, Colorado 80237. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), a publicly traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. As part of AMVESCAP, INVESCO draws on the organization's global presence and expertise to deliver portfolio management and investment services to its clients. AMVESCAP maintains offices around the world, including the United States, London, Eastern Europe, Latin America, Hong Kong and Tokyo. AMVESCAP offers a broad array of products and services to institutions and individuals through all major distribution channels in over 30 countries. Recent mergers with major firms such as AIM Management Group Inc. and GT Global Inc. and Chancellor LGT Asset Management, Inc. (formerly the distributor of the GT Global Funds and the asset management division of Liechtenstein Global Trust, AG, respectively) have positioned AMVESCAP as one of the world's largest independent fund management companies, adding to its already-significant presence in Europe, Asia and North America. As of March 31, 1999, aggregate assets under the management of AMVESCAP and its affiliates worldwide exceeded $___ billion. As of that same date, INVESCO managed or administered assets of more than $21.2 billion, including 15 registered open-end investment companies with 53 separate portfolios. INVESCO has built a global reputation by providing professional investment management to some of the world's largest institutions and more than a million individuals. INVESCO provides investors with the perspective gained from more than 65 years of helping clients pursue their financial goals.

The Investment Manager determines the composition of the Fund's portfolio, places all orders for the purchase and sale of securities and for other transactions, and oversees the settlement of the Fund's securities and other portfolio transactions. The Investment Manager also provides administrative services to the Fund. These include, among other things, providing officers and office space, preparing or assisting in preparing materials for shareholders and regulatory bodies and overseeing the provision to the Fund of custodial and accounting services.

John Schroer is the portfolio manager for the Fund. Mr. Schroer joined the Investment Manager in 1992 and became a Senior Vice President of INVESCO in 1996. In addition to Mr. Schroer's responsibilities as portfolio manager of the Fund, he also manages the INVESCO Strategic Health Sciences Fund. Mr. Schroer has been an officer of the Fund since January 1996.

Mr. Schroer received his B.S. and M.B.A. degrees from the University of Wisconsin-Madison. He began his investment management career in 1990 with the Trust Company of the West as an investment analyst. He was eventually given additional responsibilities by the Trust Company of the West in Los Angeles as Assistant Vice President with analytical responsibilities in the health care industry.

INVESTMENT MANAGEMENT AGREEMENT

Under the management agreement, the Investment Manager is responsible to provide investment advice to the Fund and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Board of Trustees. In addition, the Investment Manager is required to furnish office facilities and equipment to the Fund and to supply certain other services, including all facilities and personnel necessary to provide the services required to be rendered by the Investment Manager.

On February 3, 1998, the Board of Trustees and the Investment Manager agreed to add a breakpoint to the investment management fee, such that the Fund pays the Investment Manager a fee based on an annual rate of 1.00% on ending daily net assets up to and including $500 million, and 0.90% on ending daily net assets in excess of $500 million. For the fiscal year ended October 31, 1998, the Fund paid INVESCO investment management fees of $5,556,225. Additionally, in accordance with an Administrative Agreement, the Fund pays the Investment Manager a monthly fee based on the annual rate of 0.10% on ending daily net assets for administrative services. For the fiscal year ended October 31, 1998, the Fund paid INVESCO administrative fees of $ __________. The fee for investment management and administrative services are, in the aggregate, higher than those paid by most U.S. investment companies, including open-end investment companies, although they are generally comparable to those paid by other specialized equity, closed-end funds.

The Board of Trustees noted that the Investment Manager will benefit from the Offer because its fees for investment management services are based on the average daily net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Manager will receive as a result of the Offer because it is not known how many Rights will be exercised and because the proceeds of the Offer will be invested in additional portfolio securities that may fluctuate in value. However, in the event that all the Rights are exercised in full, including the additional [1/5TH TOTAL] Shares by which the Board, in its discretion, may increase the Offer, based on the Estimated Subscription Price of $______, the Investment Manager would receive additional fees for investment management services of approximately $______ per annum as a result of the increase in assets under management.

The Chairman of the Board of Trustees, Charles W. Brady, as an "interested person" of the Fund and of other funds in the INVESCO complex, receives compensation as an officer of companies affiliated with INVESCO, but does not receive any trustee fees or other compensation from the Fund or from other funds in the INVESCO complex for his service as a Trustee or Director.

Under the management agreement, the Fund pays certain of its other costs not paid by the Investment Manager, including (i) interest and taxes, including issue and transfer taxes, incurred by or levied on the Fund; (ii) insurance premiums for fidelity and other coverage requisite to its operations; (iii) compensation and expenses of its Trustees other than those associated or affiliated with the Investment Manager; (iv) legal and audit expenses; (v) custodian, dividend paying agent, registrar and transfer agent fees and expenses (including charges and expenses of the Fund's Reinvestment Plan) and brokerage commissions, if any; (vi) certain fees and expenses, incident to the registration, under Federal law, of the Shares for public sale; (vii) certain expenses incidental to holding meetings of the Fund's shareholders; (viii) payments under the Fund's administrative services agreement with INVESCO; (ix) fees and expenses of listing and maintaining the listing of the Shares on any national securities exchange; (x) the cost of certificates representing the Shares; and (xi) such non-recurring expenses as may arise, including any litigation affecting the Fund and the legal obligation that the Fund may have to indemnify its officers and Trustees with respect thereto.

The management agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

The management agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a vote of the majority of the Shares, and automatically terminates in the event of its assignment.

                                PORTFOLIO TRADING

The Investment Manager places orders for the purchase and sale of securities with brokers and dealers based upon its evaluation of their financial responsibility subject to their ability to effect transactions at favorable prices. The Investment Manager evaluates the overall reasonableness of brokerage commissions and markups paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions and markups charged to the Fund are consistent with prevailing and reasonable brokerage commissions or markups, the Investment Manager also endeavors to monitor brokerage industry practices with regard to the commissions and markups charged by broker/dealers on transactions effected for other comparable institutional investors. While the Investment Manager seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, spread or markup available.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Investment Manager may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Investment Manager in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by the Investment Manager in servicing all of its accounts and not all such services may be used by the Investment Manager in connection with the Fund.

In recognition of the value of the above-described brokerage and research services provided by certain brokers, the Investment Manager, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

One or more of the other accounts which the Investment Manager manages may own, from time to time, the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account, including the Fund. When two or more companies or accounts, including the Fund, seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

Transactions in foreign securities markets generally involve the payment of fixed brokerage commissions, which are usually higher than commission rates available in the United States. In such transactions, the Fund will seek to obtain prompt execution of orders at the most favorable net price.

                                 NET ASSET VALUE

The Fund calculates the NAV of its Shares daily and makes that information available for publication. Currently, the WALL STREET JOURNAL and BARRON'S publish NAVs for closed-end funds each week. NAV per Share will be determined each day on which the NYSE is open, as of the close of trading on the NYSE that day, and is calculated by dividing the aggregate value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected) less its liabilities (including accrued expenses) by the number of outstanding Shares. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by a major bank selected by the Fund's custodian. Securities traded on securities exchanges are valued at their last sale prices as of 4:00 P.M., Eastern time, on the exchanges where such securities are primarily traded. Securities traded in the over-the-counter market and listed securities for which no sales are reported on a particular day are valued at their bid prices (or for debt securities yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by, or under the supervision, of the Board of Trustees. Debt securities will be valued in accordance with the procedures above, that may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Prior to utilizing a pricing service, the Board of Trustees will review the methods used by such service to assure itself that securities will be valued at their fair values. The Board of Trustees also will periodically monitor the methods used by any such pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as such valuation is determined by the Board of Trustees to represent fair value. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their settlement value as of the close of such commodities exchanges.

Trading in Foreign Securities generally is completed, and thus the values of such securities are determined, prior to the close of the NYSE. Foreign currency exchange rates are also generally determined prior to the primary close of the NYSE. On occasion, the values of such securities and such exchange rates may be affected by events occurring between the time as of which determinations of such values or such exchange rates are made and the primary close of the NYSE. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

           DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT
                             AND CASH PURCHASE PLAN

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Reinvestment Plan, unless and until an election is made to withdraw from the Reinvestment Plan as herein provided. EquiServe, Inc. (the "Agent") acts as agent under the Reinvestment Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify EquiServe, Inc. [c/o 130 Royall Street Mail Stop 45-02-62 Canton, MA 02021. Under the Reinvestment Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his/her broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his/her Shares registered in his/her own name in order to participate in the Reinvestment Plan. Shareholders wishing to participate in the Reinvestment Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.

The Board has implemented a Quarterly Distribution Policy, which entails quarterly payments of dividends in an amount equal to 2.5% of the Fund's NAV. The first dividend to be paid on Shares acquired on exercise of the Rights will be the first quarterly dividend, the record date for which occurs after the issuance of the Shares.

Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends") in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in Shares. Whenever the Fund declares Dividends in additional unissued but authorized Shares ("Newly Issued Shares"), all shareholders (including non-participants in the Reinvestment Plan) will receive Newly Issued Shares and participants in the Reinvestment Plan) will receive Shares. In either instance, the Shares received by Reinvestment Plan participants will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of Newly Issued Shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. Open-Market Purchases will be made only if the Fund declares a Dividend payable only in cash.

If, on the payment date for a Dividend, the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase Newly Issued Shares from the Fund on behalf of the Reinvestment Plan participant at a price per Share equal to the greater of the NAV per Share or 95% of the then current market price per Share. This discount from the current market price reflects savings in underwriting and other costs that the Fund would otherwise incur to raise additional capital.

If, on the payment date for a Dividend, the NAV per Share is greater than the market price per Share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.

Registered shareholders who acquire their Shares in open-market transactions and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Reinvestment Plan, or upon termination of the Reinvestment Plan as provided below, certificates for whole Shares credited to his/her account under the Reinvestment Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Reinvestment Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Reinvestment Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the Reinvestment Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners participating in the Reinvestment Plan, the Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the shareholder's name and held for the account of beneficial owners participating in the Reinvestment Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Reinvestment Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a PRO-RATA share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Reinvestment Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Reinvestment Plan by written notice to participants. All correspondence concerning the Reinvestment Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

              FEDERAL TAXATION OF THE FUND AND ITS SHAREHOLDERS

The following information is a brief, general summary for U.S. taxpayers. Please see the SAI for additional information. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investing in the Fund.

The Fund intends to operate so that it will not have to pay federal income or excise tax; failure to do so would adversely affect its investment performance.

The Fund will distribute all or substantially all of its net investment income and capital gains to its shareholders every year. Shareholders will be taxed on distributions they receive, regardless of whether they are paid in cash or reinvested in Shares. If the Fund declares a distribution in October, November or December of one year to shareholders of record in that year, but pays it in January of the following year, shareholders will be taxed on the distribution as if it was received on December 31 of the year in which it was declared.

The Fund will send shareholders a tax report each year, before February 1st. The report will designate the amount of dividends that must be treated as ordinary income and the amount, if any, that must be treated as capital gain distributions. If the Fund designates a distribution as a capital gain distribution, shareholders will be liable for tax thereon at the long-term capital gains tax rate, no matter how long they held their Shares.

If a shareholder holds Shares in a Retirement Plan, such as an IRA, the shareholder generally will not have to pay tax on Fund distributions until they are distributed to the shareholder from the Retirement Plan. Retirement Plans are subject to complex tax rules, and shareholders should consult their tax advisors about investing in Shares through a Retirement Plan.

A shareholder generally will have a capital gain or loss on a sale of Shares. The amount of the gain or loss and the rate of tax will depend primarily on how much the shareholder paid for the Shares, how much the shareholder sold them for and how long the Shares were held.

Like all taxpayers, the Fund may be required to withhold federal income tax at the rate of 31% of all distributions payable to an individual or other non-corporate shareholder who fails to provide the Fund with a correct taxpayer identification number or fails to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's federal income tax liability.

                 DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

GENERAL

The Board of Trustees of the Fund has authority to issue an unlimited number of Shares, $0.01 par value. The Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The Shares have no preemptive, conversion, exchange or redemption rights. Each Share has one vote, with fractional Shares voting proportionately. Shares are freely transferable, and holders thereof are entitled to dividends as declared by the Board of Trustees. If the Fund were liquidated, shareholders would receive their PRO-RATA portion of its net assets. Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. If the Fund were converted to an open-end investment company or, if for any other reason the Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Fund does not intend to hold annual meetings of shareholders.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement obligation, or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

The Fund has no present intention of offering additional Shares, other than under this Offering and under the Reinvestment Plan. See "Dividends and Other Distributions; Dividend Reinvestment and Cash Purchase Plan." Other offerings of Shares, if made, will require approval of the Board of Trustees. Any additional offering will be subject to the requirements of the 1940 Act that Shares may not be sold at a price below the then current NAV, exclusive of underwriting discounts and commissions, except in connection with an offering to existing shareholders or with the consent of the holders of a majority of the Fund's outstanding Shares. In addition, the Fund expects that it would commence a continuous offering of its Shares in the event it converted to an open-end investment company. See "Conversion to Open-End Status."

The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS

The Fund's Declaration of Trust and By-laws (together, the "Charter Documents") could have the effect of limiting: (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund's freedom to engage in certain transactions; or (iii) the ability of the Fund's Board of Trustees or shareholders to amend the Charter Documents or effect changes in the Fund's management. Those provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Commencing with the first meeting of shareholders, the Board of Trustees was divided into three classes, each having a term of three years. At the annual meeting of shareholders in each year thereafter, the term of one class of Trustees expires. Accordingly, only those Trustees in one class may be changed in any one year, and up to three years may be required to replace a majority of the Board. Such system of electing Trustees may have the effect of maintaining the continuity of management. Under the Fund's Declaration of Trust, the affirmative vote of the holders of not less than two-thirds (66 2/3%) of the Fund's outstanding Shares entitled to vote is required to authorize the consolidation of the Fund with another entity, a merger of the Fund with or into another entity (except for certain mergers in which the Fund is the successor), a sale or transfer of all or substantially all of the Fund's assets, the termination of the Fund, the conversion of the Fund to an open-end investment company, and any amendment to the Fund's Declaration of Trust that would affect any of the other provisions requiring a two-thirds vote. However, a "Majority Shareholder Vote," as defined in the Charter Documents, shall be sufficient to approve any of the foregoing transactions that have been recommended by two-thirds of the Trustees. Notwithstanding the foregoing, if a corporation, person or entity is directly, or indirectly through its affiliates, the beneficial owner of more than 5% of the outstanding Shares of the Fund, ("Principal Shareholder") the affirmative vote of 80% (which is higher than that required under the 1940 Act) of the outstanding Shares is required generally to authorize any of the following transactions or to amend the provisions of the Declaration of Trust relating to transactions involving:

            (i) a merger or consolidation of the Fund with or into any such Principal Shareholder;

            (ii) the issuance of any securities of the Fund to any such Principal Shareholder for cash;

            (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any such Principal Shareholder (except assets having an aggregate market value of less than $1,000,000);

            (iv) the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any such Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000);

            (v)   the liquidation or termination of the Fund;

            (vi) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under 1940 Act; or

            (vii) the conversion of the Fund to an "open-end company," or any amendment to the Declaration of Trust of the Fund that makes the Shares a "redeemable security," as such terms are defined in the 1940 Act.

If two-thirds of the Board has approved a memorandum of understanding with such beneficial owner, however, a majority shareholder vote, as defined in the Charter Documents, will be sufficient to approve the foregoing transactions. Reference is made to the Charter Documents of the Fund, on file with the SEC, for the full text of these provisions.

The overall effect of the provisions of the Charter Documents described above is to render more difficult the accomplishment of a merger or the assumption of control by a shareholder or another entity or person and to make the removal of management more difficult than if such provisions were not in place. These provisions may be beneficial to management in a hostile tender offer for the Shares and may have an adverse impact on shareholders who may want to participate in such a tender offer. In particular, they could have the effect of depriving shareholders of the opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. Moreover, these provisions would apply to actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The provisions may give the holders of a minority of the Shares entitled to vote a veto power over a merger that management and a majority of the Fund's shareholders may believe is desirable and beneficial.

In the opinion of the Board, however, the anti-takeover provisions of the Charter Documents provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding price to be paid and facilitating the continuity of the Fund's management, investment objective and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders. The above description is subject to the provisions contained in the Charter Documents.

REPURCHASE OF SHARES

Shares of closed-end funds frequently trade at a discount from NAV but in some cases trade at a premium. In recognition of the possibility that the Shares might similarly trade at a discount, the Fund's Board of Trustees has determined that it would be in the interest of shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from NAV. To that end, the Board of Trustees recognizes that the Fund might from time to time take action either to repurchase its Shares in the open market or to tender for its own Shares at NAV. The Board of Trustees, in consultation with the Investment Manager, reviews on a quarterly basis the possibility of open market repurchases and/or tender offers for Shares. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Shares trading at a price which is equal to or approximates their NAV. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. See "Repurchase of Shares" in the SAI for further information.

CONVERSION TO OPEN-END STATUS

The Fund's Declaration of Trust provides that the Fund may be converted at any time from a "closed-end company" to an "open-end company" upon the approval of the holders of not less than two-thirds (66 2/3%) of the Shares outstanding and entitled to vote. If a corporation, person or entity is directly, or indirectly through its affiliates, the beneficial owner of more than 5% of the outstanding Shares, the affirmative vote of 80% (which is higher than that required under the 1940 Act) of the outstanding Shares is required to authorize such a conversion. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less redemption charge, if any, as might be in effect at the time of redemption. The Declaration of Trust of the Fund provides that from time to time the Board will consider recommending to the shareholders a proposal to convert the Fund from a closed-end to an open-end investment company. The Board may, however, determine that the Fund should not take any action to convert the Fund to an open-end investment company or that, due to the characteristics of the Fund's portfolio securities, it may be inappropriate to convert the Fund to an open-end investment company.

                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT, AND REGISTRAR

The Fund's  securities  and cash are held under a custodian  agreement  by State
Street Bank and Trust Company ("State Street"), whose principal place of business is 225 Franklin Street, Boston, Massachusetts, 02110. With respect to the Fund's investments in Foreign Securities, the custodian employs foreign subcustodians approved by the Board of Trustees in accordance with applicable regulations after consideration of, among other things, the qualifications of proposed foreign subcustodians and the legal constraints under which foreign subcustodians operate. State Street also serves as transfer agent, registrar and dividend disbursing agent for the Shares. Pursuant to a services agreement with EquiServe, Inc., an affiliate of State Street, serves as Shareholder Service Agent for the Fund and, as such, performs all of State Street's duties as transfer agent and dividend-paying agent.

                                  LEGAL MATTERS

Kirkpatrick & Lockhart LLP, Washington, D.C., serves as counsel to the Fund and to the Independent Trustees and as special counsel to the Fund with respect to the Offer and will pass on the legality of the Shares offered hereby. Certain legal matters will be passed on for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom (Illinois) and its affiliated entities.

                             REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.

                             INDEPENDENT ACCOUNTANTS

The data in the "Financial Highlights" section of this Prospectus are based upon financial statements that have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their reports with respect thereto, and are included in reliance upon the authority of said firm as experts in auditing and accounting.


                               FURTHER INFORMATION

This Prospectus does not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete
Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

ITEM No.   CAPTION                                              LOCATION IN SAI
--------   -------                                              ---------------

14.        General Information

15.        Additional Information About Its Investment
           Objective and Policies

16.        Investment Restrictions

17.        Management

18.        Ownership of Fund Shares

19.        Portfolio Transactions

20.        Repurchase of Shares and Tender Offers

21.        Taxation

22.        Financial Statements

----------------------------------------        --------------------------------
----------------------------------------        --------------------------------
No one has been  authorized  to give any
information     or    to    make     any
representations    other    than   those
contained   in   this    Prospectus   in
connection  with  this  Offer.  If other
information    is    given    or   other          ________ SHARES OF BENEFICIAL
representations     are    made,    such                    INTEREST
information or representations  must not
be  relied   upon  since   neither   was                 INVESCO GLOBAL
authorized by the Fund,  the  Investment                     HEALTH
Manager  or  the  Dealer  Manager.  This                  SCIENCES FUND
Prospectus  does not constitute an offer        ISSUABLE UPON EXERCISE OF RIGHTS
to sell or the solicitation of any offer              TO SUBSCRIBE FOR SUCH
to  buy  any  security  other  than  the          SHARES OF BENEFICIAL INTEREST
Fund's  Shares,  as  described  in  this
Prospectus.  This  Prospectus  also does
not  constitute  an  offer  to sell or a           __________________________
solicitation  of any  offer  to buy  the
Fund's  Shares,  as  described  in  this                   PROSPECTUS
Prospectus,  by  anyone  in any state in           __________________________
which such offer or  solicitation is not
authorized,   or  in  which  the  person
making such offer or solicitation is not
qualified  to  do  so,  or to  any  such                  DEALER MANAGER
person  to  whom it is  illegal  to make
such   offer   or   solicitation.    The             PAINEWEBBER INCORPORATED
information  in this  Prospectus  may no
longer be correct  after the date on the
Prospectus.  However,  if  any  material             [EFFECTIVE DATE], 1999
change occurs during the period in which
this  Prospectus is legally  required to
be  delivered,  the  Prospectus  will be
amended  or  supplemented   accordingly.
      ----------------------

         TABLE OF CONTENTS

                                    PAGE
Prospectus Summary ...................
Fee Table ............................
Financial Highlights .................
The Fund .............................
Use of Proceeds ......................
Investment Objective and Policies
Investment Restrictions ..............
Risk Factors and Special
Considerations .......................
Management of the Fund ...............
Portfolio Trading ....................
Net Asset Value ......................
Dividends and Other Distributions:
  Dividend Reinvestment and Cash
  Purchase Plan ......................
Federal Taxation Of The Fund And Its
  Shareholders........................
Description of Shares of Beneficial
  Interest............................
Custodian, Transfer Agent, Dividend
  Disbursing Agent, and Registrar
Legal Matters ........................
Independent Accountants ..............


----------------------------------------        --------------------------------
----------------------------------------        --------------------------------
                                       53

                              SUBJECT TO COMPLETION
                             [EFFECTIVE DATE], 1999.

[INVESCO FUND LOGO]

                       INVESCO GLOBAL HEALTH SCIENCES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

This SAI is not a prospectus but should be read in conjunction with the Fund's Prospectus dated [EFFECTIVE DATE], 1999. This SAI does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing Shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 1-800-528-8765 or by contacting the Fund at 7800 E. Union Avenue, Suite 800, Denver, Colorado 80237. This SAI incorporates by reference the entire Prospectus.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed by the Fund with the SEC, Washington, D.C. That registration statement may be obtained from the SEC upon payment of the fee prescribed or inspected at the SEC's office at no charge. Capitalized terms not defined herein have the meanings attributed to them in the Prospectus.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SEC. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

ITEM No.   CAPTION                                              LOCATION IN SAI
--------   -------                                              ---------------

14.        General Information

15.        Additional Information About Its Investment
           Objective and Policies

16.        Investment Restrictions

17.        Management

18.        Ownership of Fund Shares

19.        Portfolio Transactions

20.        Repurchase of Shares and Tender Offers

21.        Taxation

22.        Financial Statements

                               GENERAL INFORMATION

INVESCO Global Health Sciences Fund is a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment manager is INVESCO Funds Group, Inc.

                 ADDITIONAL INFORMATION ABOUT ITS INVESTMENT
                             OBJECTIVE AND POLICIES

The Fund's investment objective is to seek capital appreciation by investing substantially all of its assets in equity and related securities of U.S. and foreign Health Science Companies. The Fund is aggressively managed for growth. The Fund seeks to achieve its objective by investing its assets in a broad range of health care related equity securities, such as market-leading pharmaceutical companies, medical devices manufacturers and suppliers, and various private placement investments.

Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies, and restrictions, are described in the Prospectus under "Investment Objective and Policies" and "Special Investment Practices." Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

HEDGING -FUTURES AND OPTIONS TRANSACTIONS

GENERAL. The Fund may engage in futures and options transactions in accordance with its investment objective and policies. The Fund intends to engage in such transactions if it appears advantageous to the Investment Manager to do so in order to pursue its investment objective, to hedge against the effects of market conditions and to stabilize the value of its assets. The use of futures and options, possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

OPTIONS ON SECURITIES. The Fund is authorized to write covered call options and secured put options and to purchase put and call options on the securities in which it may invest that are listed on domestic exchanges or on the quotation system operated by the National Association of Securities Dealers, Inc. ("listed options"), or that are privately negotiated in over-the-counter transactions ("OTC options"). OTC options, other than those discussed in the following sentence, are deemed to be illiquid securities and are, therefore, subject to the Fund's limitation that a maximum of 25% of its total assets may be invested in illiquid securities. The Fund may engage in OTC options transactions on U.S. Government Securities with U.S. Government Securities dealers recognized by the Federal Reserve Bank of New York subject to a forward price at which the Fund has the absolute right to repurchase the OTC option which it has sold, in which case the value of such OTC option purchased will not be considered illiquid. In OTC options transactions with other dealers or without such pre-negotiated forward repurchase prices, OTC options purchased and the Fund assets used to "cover" OTC options sold by the Fund will be considered "illiquid securities" and will be subject to the Fund's limitation that a maximum of 25% of its total assets may be invested in illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, although generally it will be based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the option's intrinsic value, I.E., current market value of the underlying securities minus the option's strike price. Listed options are issued by a clearing corporation, the Options Clearing Corporation ("OCC").

By purchasing a listed call option on a security, the Fund will obtain the right to buy the securities underlying the option from the OCC at a specified exercise price prior to or at the expiration of the option. By selling (writing) such an option, the Fund will obligate itself to sell the securities underlying the option to the OCC at the specified exercise price prior to or at the expiration if it is assigned an exercise notice. A listed put option on a security purchased by the Fund gives the Fund the right to sell the securities underlying the option to the OCC at the exercise price prior to or at the expiration. By selling (writing) such an option, the Fund obligates itself to buy the securities underlying the option from the OCC at the exercise price prior to or at the expiration if it is assigned an exercise notice.

OTC options operate in a similar manner but are purchased from or sold (written) to dealers or financial institutions which enter into direct agreements with the Fund. While listed options have "standardized" exercise prices, expiration dates and other features, the features of OTC options can vary as agreed upon by the Fund and by the other party to the option and there is no intermediation of the OCC.

The Fund may purchase call options to protect against increases in the costs of securities proposed to be acquired or to terminate ("close out") existing option positions. Put options may be purchased to seek to protect against declines in the value of securities which are held (or which the Fund has the right to acquire) or to close out existing option positions. When put and call options are sold (written) by the Fund, the Fund receives premiums as the writer of the options, which provide a partial hedge against adverse movements in the prices of the underlying securities. The income received from premiums will fluctuate with varying economic market conditions. Calls may also be written to close out existing option positions. Put options may also be sold when the Investment Manager wishes to purchase a security at a price lower than its current market price. Call options written by the Fund must be "covered." A call option is covered if the Fund owns or has the right to acquire the securities underlying the option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or, if the exercise price of the call used for coverage is greater than the exercise price of the call written, by maintaining the mark to market difference in cash, U.S. Government Securities or other liquid, high quality short-term debt obligations in a segregated account with the Fund's custodian.

In the case of listed options and certain OTC options, during or at the termination of the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written. Exercise of certain listed options and OTC options may be limited to specific expiration dates. This obligation terminates upon the expiration of the option period. The obligation can be terminated at an earlier time by effecting a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once assigned an exercise notice with respect to a listed option, the Fund will be unable to effect a closing purchase transaction.

Closing purchases transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable another call option on the underlying security (with either a different exercise price or expiration date or both) to be written. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchasing transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option written by the Fund expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option written by the Fund is exercised, it realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Options written by the Fund normally have expiration dates of up to nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

As a writer of a secured put option on securities, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during, or at the expiration of, the option period (certain listed and OTC put-options will be exercisable by the purchaser only on a specific date). A put is "secured" if the Fund maintains with its custodian in a segregated account cash, U.S. Government Securities or other liquid, high quality short-term debt obligations in an amount equal to at least the exercise price of the option. Similarly, a put position could be covered by purchase of a put option on the same underlying security, where the exercise price of the option purchased is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained in cash. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). The operation of and limitations on secured put options in other respects are substantially identical to those of call options.

The Fund will write put options to obtain income from the premiums paid by purchasers which provide a partial hedge. Puts may also be written when the Fund wishes to purchase securities at prices lower than their current market prices, in which case the Fund will write the put at an exercise price reflecting the lower purchase price sought. The potential gain on a secured put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities at the time the put is exercised, offset by the premium received (less the commissions paid on the transaction). Puts may also be written to close out existing option positions.

The Fund may purchase put options on securities which it holds (or has the right to acquire) to protect against a decline in the value of its securities. If the value of the underlying securities were in such a case to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. If a put option purchased by the Fund expires without being sold or exercised, the premium will be lost.

During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. A secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the exercise of the option and may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice with respect to a listed option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing transaction or enter into an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised or the Fund provides an alternative means of cover. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing transaction or an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a put writer would be unable to utilize the amounts securing the put option until the exercise or expiration of the option.

The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing transaction with a dealer. However, the Fund may be able to purchase or write an offsetting option which does not close out its position as a writer but constitutes an asset offsetting the risks of the obligation under the option written. If the Fund is not able to enter into a closing transaction or an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

The possible reasons for the absence of a liquid secondary market for listed options include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by exchanges; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. The inability to close out options positions could also have an adverse impact on the ability of the Fund to hedge its positions. In addition, in the event of the bankruptcy of a broker through which the Fund engages in options transactions, particularly a broker who sold an OTC option to the Fund, the Fund could experience delays or losses in liquidating open positions purchased or sold through such brokers or loss of all or part of the value of the options. It should also be noted that exchanges have limitations governing the maximum number of options of a particular type that may be written by a single investor. Positions in excess of these limitations may be required to be liquidated. These positions limits may operate to restrict the number of options that may be written by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

STOCK INDEX OPTIONS. The Fund may purchase and sell (write) options on stock indices ("index options"). These options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or lesser, in the case of a put, than the exercise price of the option. Transactions in index options will be effected to hedge against adverse price movements in the stock market generally or in particular market segments.

Options on stock indexes provide the Fund with a means of seeking to protect against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's securities would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated stock purchases. Purchases and sales of stock index options also enable the Investment Manager to more efficiently achieve changes in equity positions.

Stock index options involve risks similar to those associated with options on securities. However, because exercise of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call write can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index and, as a result, bear a risk that the value of the securities held will vary from the value of the index. For a discussion of the risks associated with imperfect correlation of the stock index and the securities in the Fund's portfolio, see "Investment Objective and Policies--Special Investment Practices--Hedging." Even if an index call writer could assemble a portfolio that exactly replicated the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When a index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of listed options, the writer will not learn that it has been assigned an exercise notice until the next Business Day, at the earliest. By the time it learns that it has been assigned an exercise notice, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions. In addition, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercise price of the option to exceed the current value of the underlying securities at the time the option is written, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial percentage of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, the Fund would not be able to close out positions and an exchange may impose restrictions prohibiting the exercise of such options. If trading in options on the index is not halted, the prices of the options may be distorted. These results could result in losses to the Fund. It should also be recognized that the markets for certain stock index options may be relatively illiquid, which could impair the ability of the Fund to close out positions on such options.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of baskets of securities, financial indexes, financial instruments or foreign currencies. The Fund will not purchase or sell a futures contract or purchase an option on a futures contract if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions, and premiums paid on options on futures contracts which are still outstanding, would exceed 5% of the value of the Fund's assets. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed on the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a good faith deposit payment ("initial margin deposit"). It is expected that the initial deposit would be approximately 5% to 15% of a contract's face value. Thereafter, the Fund must make additional deposits with the applicable financial intermediary, and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin." The amount of the initial margin deposit required for a particular futures contract may be revised from time to time by the applicable exchange as the volatility of the contract fluctuates.

Futures contracts by their terms call for delivery of the underlying financial instruments or, in the case of index contracts, for cash settlement at the delivery date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of delivery under the terms of the contract through offset. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery under the terms of the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the value of the securities held by the Fund. For example, if the Fund owns equity securities which are expected to decline in value temporarily, the Fund might enter into futures contracts for the sale of an index of equity securities. If the Fund's portfolio and the index tended to fluctuate in common, such a sale would have much the same effect as selling an equivalent value of the securities owned by the Fund. If the securities in the portfolio declined as expected, the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the next asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling its securities. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. The Fund's portfolio and the index will not necessarily fluctuate in common. The Fund bears the additional risk that any divergence resulting from the Fund's portfolio appreciating or depreciating more or less than the index operates unfavorably toward the Fund, resulting in a correlation risk similar to that discussed under "Investment Objective and Policies--Special Investment Practices--Hedging."

Similarly, when the Fund has a quantity of short positions in securities that are expected to increase in value temporarily, or anticipates the purchase of such securities, futures contracts may be purchased to attempt to hedge against anticipated losses to the Fund. To the extent that the fluctuations in futures contracts are similar to that of the Fund's short positions or the securities the Fund anticipates acquiring, the Fund could take advantage of the anticipated rise in value without actually buying the securities.

To the extent the Fund has a short position in a futures contract, the Fund may cover by holding the instruments or currency underlying the contract or may maintain assets in a segregated account to cover the Fund's obligations with respect to such futures contracts. The assets in such account will consist of cash, cash equivalents or high quality debt securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the future market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of price movements by the Investment Manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Investment Manager will only enter into futures contracts if it believes that use of such contracts will benefit the Fund, if the Investment Manager's investment judgment about the general direction of securities or currency prices is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of a decline in securities prices and prices increase instead, the Fund will lose part or all of the benefit of the increased value of the securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal to the daily limit on successive days then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

OPTIONS ON FUTURES CONTRACTS. The Fund is authorized to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Upon the exercise of a call option, the Fund receives a long position in the underlying futures contract. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying financial instruments, it may or may not be less risky than ownership of the futures contract. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance in which it would not otherwise participate. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. Upon exercise of a put option, the Fund receives a short position in the underlying futures contract. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of declining securities values.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the components of the futures contract. If the futures price at expiration of the call option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the financial instrument that is deliverable upon termination of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in its portfolio securities and changes in its futures positions, the Fund's losses from existing options may to some extent be reduced or increased by changes in portfolio securities.

The amount of risk the Fund assumes when it purchased an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the underlying futures contract will not be fully reflected in the option purchased.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

FOREIGN MARKET TRANSACTIONS. In addition, options on securities, options on indices, futures contracts, and options on futures contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of such options or futures contracts. Such positions also could be adversely affected by: (i) other complex foreign, political, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

FORWARD CONTRACTS. The Fund may enter into forward contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a Foreign Securities transaction, the Fund can hedge against possible variations in the dollar versus the subject currency either between the date the Foreign Security is purchased or sold and the date on which payment is made or received during the time the Fund holds the Foreign Security. The Fund will not speculate in forward currency contracts. If the Fund enters into a "position hedging transaction," which is the sale of forward foreign currency with respect to a portfolio security denominated in such foreign currency, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the Fund's total assets committed to the consummation of such forward contract. If the securities placed in the account declines, additional cash or securities will be placed in the account so that the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will purchase or sell currency futures or options on such futures for the same reasons as set forth above for entering into forward foreign currency contracts. The Fund does not anticipate attempting to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Manager. The Fund will not enter into a forward contract for a term of more than one year.

FUTURE DEVELOPMENTS. The Fund may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options, futures contracts, options on futures contracts, and other derivative instruments that are not currently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Such opportunities, if they arise, may involve risks that exceed those involved in the options and futures activities described above.

REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. 10666, when purchasing a futures contract or writing a put option, the Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

The Fund will typically enter into a futures contract or related option only if it constitutes a bona fide hedging position under applicable regulations. Otherwise the Fund will limit its investments in futures contracts and related options so that, immediately after such investment, the sum of the amount of its initial margin deposits on open futures contracts and its premiums on open options contracts will not exceed 5% of the Fund's total assets at current value.

ACCOUNTING AND TAX CONSIDERATIONS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option. When the Fund purchases an option, the premium it pays is recorded as an asset and is subsequently adjusted to the current market value of the option.

In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

For a discussion of the tax treatment of investments in certain options, futures and foreign currency contracts, see "Taxation" below.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT

The Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operation as a closed-end fund, including preparing reports to and meeting materials for the Fund's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials, post-effective amendments to the Registration Statement and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of NAV; monitoring the registration of Shares under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and other distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and other distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Fund's Board of Trustees.

Under the Investment Management Agreement, the Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of Shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of those Trustees who are not "interested persons" of the Fund (as defined in the 1940
Act); the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of the Fund's custodians, subcustodians, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of Shares. The Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees of the Fund with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisers or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to the Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager ("Non-Interested Trustees") Under the Investment Management Agreement, the Investment Manager also pays the Fund's share of payroll taxes. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Fund to any of its officers or Trustees who were affiliated with the Investment Manager.

On February 3, 1998, the Board of Trustees and the Investment Manager agreed to add a breakpoint to the investment management fee, such that the Fund pays the Investment Manager a fee based on an annual rate of 1.00% on ending daily net assets up to and including $500 million, and 0.90% on ending daily net assets in excess of $500 million. For the fiscal year ended October 31, 1998, the Fund paid investment management fees of $ 5,556,255. Additionally, in accordance with an Administrative Agreement, the Fund pays the Investment Manager a monthly fee based on the annual rate of 0.10% on ending daily net assets for administrative services.

The Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. The Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. Lastly, the Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

The Investment Management Agreement may be terminated without penalty upon sixty days' written notice by either party. The Fund may agree to the termination of its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board of Trustees. The Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, the Investment Management Agreement automatically terminates in the event of its assignment.

For the fiscal years ended October 31, 1998, 1997, and 1996, the Investment Manager or its predecessor was paid investment management fees of $5,556,255, $4,880,120, and $4,517,293, respectively.

TRUSTEES AND OFFICERS

The Fund has a Board composed of four Trustees which supervises the Fund's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The Trustees and officers and their positions with the Fund and their present and principal occupations during the past five years are listed below. Each Trustee who is an "interested person" of the Fund

(as defined in the 1940 Act) is indicated by an asterisk (*). Each Independent Trustee serves on the Audit Committee of the Board.

All of the officers and Trustees of the Fund hold comparable positions with the 15 mutual funds, consisting of 53 separate portfolios, managed or administered by INVESCO and distributed by INVESCO Distributors, Inc. (the "INVESCO Funds"), excluding the Fund.

The Trustees and Executive Officers of the Fund and their principal occupations during the last five years are set forth below.

NAME AND AGE          POSITION WITH    PRINCIPAL OCCUPATIONS DURING THE PAST
                      THE FUND         FIVE YEARS
-----------           ------------     ------------------
CHARLES W.  BRADY,    CHAIRMAN OF THE  Chief Executive  Officer and Director of
Age 64*               BOARD SINCE      AMVESCAP PLC,  London,  England,  and of
                      1991(MR.  BRADY  various subsidiaries  thereof;  Chairman
                      DID NOT SERVE    of the Boards of the INVESCO Funds.
                      AS A TRUSTEE
                      BETWEEN
                      2/28/1997 AND
                      8/3/1998)

FRED A.  DEERING,     TRUSTEE SINCE    Vice  Chairman  of  the  Boards  of  the
Age 71                1992             INVESCO Funds;  formerly Chairman of the
                                       Executive  Committee  and Chairman of the
                                       Board of  Directors  of Security  Life of
                                       Denver   Insurance    Company,    Denver,
                                       Colorado;   Director   of  ING   American
                                       Holdings   Company  and  First  ING  Life
                                       Insurance Company of New York.

JOHN W.  McINTYRE,    TRUSTEE SINCE    Retired.   Formerly,  Vice  Chairman  of
Age 68                1991             the Board of  Directors  of the Citizens
                                       and  Southern  Corporation  and Chairman
                                       of  the  Board   and   Chief   Executive
                                       Officer  of the  Citizens  and  Southern
                                       Georgia Corp.  and Citizens and Southern
                                       National Bank.  Director/Trustee  of the
                                       INVESCO  Funds  and  Kaiser   Foundation
                                       Health  Plan of  Georgia,  Inc.,  Gables
                                       Residential      Trust,       Employee's
                                       Retirement    System   of   GA,    Emory
                                       University,  and  J.M.  Tull  Charitable
                                       Foundation.

DR.  LARRY SOLL,      TRUSTEE SINCE    Retired.   Formerly,   Chairman  of  the
Age 56                1991             Board  (1987 to 1994),  Chief  Executive
                                       Officer  (1982  to  1989;  1993 to 1994)
                                       and   President   (1982   to   1989)  of
                                       Synergen    Inc.    (a     biotechnology
                                       company),       Boulder,       Colorado.
                                       Director/Trustee  of the INVESCO  Funds.
                                       Director   of    Synergen    since   its
                                       incorporation   in  1982.   Director  of
                                       Isis Pharmaceuticals, Inc.

MARK H.               PRESIDENT, AND   President,  Chief Executive Officer, and
WILLIAMSON,           CHIEF OPERATING  Director,   INVESCO  Distributors  Inc.;
Age 47                OFFICER SINCE    President,  Chief Executive  Officer and
                      1998             Chairman,  INVESCO;  Formerly,  Chairman
                                       of  the  Board   and   Chief   Executive
                                       Officer,   NationsBanc  Advisors,   Inc.
                                       (1995-1997);   Chairman  of  the  Board,
                                       NationsBanc      Investments,       Inc.
                                       (1997-1998).

RONALD L.  GROOMS,    TREASURER SINCE  Senior Vice  President  and Treasurer of
Age 52                1991             INVESCO   Funds   Group,   Inc.   (since
                                       1988).   Senior   Vice   President   and
                                       Treasurer of INVESCO Distributors,  Inc.
                                       (since 1997).

GLEN A.  PAYNE,       SECRETARY SINCE  Senior Vice  President,  General Counsel
Age 52                1991             and  Secretary  of INVESCO  Funds Group,
                                       Inc.    (since   1995),    and   INVESCO
                                       Distributors,  Inc.  (since 1997);  Vice
                                       President,    Secretary    and   General
                                       Counsel of  INVESCO  Funds  Group,  Inc.
                                       (May  1989  to  April  1995);  formerly,
                                       employee  of a U.S.  regulatory  agency,
                                       Washington,   D.C.  (June  1973  through
                                       May 1989).

JOHN R.  SCHROER,     VICE PRESIDENT   Senior Vice  President of INVESCO  Funds
Age 32                SINCE 1996       Group,  Inc.  and  portfolio  manager of
                                       the   Fund   (since   1996).   Portfolio
                                       manager of the INVESCO  Strategic Health
                                       Sciences Fund.


Unless otherwise indicated, the address of each Trustee and officer of the Fund is Post Office Box 173706, Denver, Colorado 80217-3706.
--------
*Because of Mr. Brady's affiliation with INVESCO, or with companies affiliated with INVESCO, he is deemed to be an "interested person" of INVESCO Global Health Sciences Fund, as that term is defined in the 1940 Act.

The Board has an Audit Committee that is composed of Messrs. Deering, Soll and McIntyre. The Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs other tasks as the Board assigns.

COMPENSATION OF TRUSTEES

The Trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those Trustees who are not designated "interested persons" during the Fund's fiscal year ended October 31, 1998, except that the information regarding the total compensation from the Fund and Fund Complex in the last column is for the calendar year 1998.

The following table shows the compensation paid by the Fund to its three Independent Trustees for their services as Trustees of the Fund in the fiscal year ended October 31, 1998. The following table also shows the total compensation paid by the Fund and the INVESCO Funds (collectively, the 54 funds of the "INVESCO Complex", including the Fund) to these Trustees for their services as Directors or Trustees during the year ended December 31, 1998.

COMPENSATION TABLE

                               AMOUNTS PAID DURING THE MOST RECENT
                               FISCAL YEAR BY THE FUND TO TRUSTEES

                                                                     TOTAL
                    AGGREGATE      BENEFITS       ESTIMATED   COMPENSATION FROM
                   COMPENSATION   ACCRUED AS       ANNUAL        THE FUND AND
                    FROM THE     PART OF FUND  BENEFITS UPON  INVESCO FUNDS PAID
NAME OF TRUSTEE        FUND       EXPENSES(2)   RETIREMENT(3) PAID TO TRUSTEES
---------------        ----       -----------   ------------------------------

FRED A.  DEERING     $19,000         $0.00            $           $103,700
JOHN W.  MCINTYRE(1) $20,000         $0.00            $            $98,500
DR.  LARRY SOLL      $19,000         $0.00            $            $96,000
                   ----------    ------------    ----------    --------------
TOTAL                $58,000         $0.00            $           $298,200
-----

AS A PERCENTAGE OF
NET ASSETS            0.0099%(4)      0.00%                         0.0014%(5)

------

(1) The chairman of the audit committee receives compensation for serving in such capacity in addition to the compensation paid to all Independent Trustees.

(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the Trustees. This Plan was adopted by the Board of Trustees on October 12, 1998, and as of October 31, 1998, the Fund's fiscal year end, no benefits have begun accruing to eligible Trustees.

(3) These figures represent the Fund's estimated annual benefits payable upon the trustee's retirement. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the Trustees will be adjusted periodically for inflation. This results in lower estimated benefits for Trustees who are closer to retirement and higher estimated benefits for Trustees who are farther from retirement. Each of these Trustees has served as Trustee for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

(4) Total as a percentage of the Fund's net assets as of October 31, 1998.

(5) Total as a percentage of the INVESCO Complex's net assets as of December 31, 1998.

The Fund's Independent Trustees (as defined under the 1940 Act) and of the other funds in the INVESCO Complex establish their own compensation from the Fund and other funds in the INVESCO Complex and are not paid by INVESCO or any affiliated company. Mr. Brady, as an "interested person" of the Fund and of other funds in the INVESCO Complex, receives compensation as an officer of companies affiliated with INVESCO, but does not receive any trustee fees or other compensation from the Fund or from other funds in the INVESCO Complex for his service as a Trustee or Director.

The Board of Trustees of the Fund has adopted a Defined Benefit Deferred Compensation Plan (the "Benefit Plan") for the Independent Trustees of the Fund. Under the Benefit Plan, each Trustee who is not an interested person of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and who has served for at least five years (a "Qualified Trustee") is entitled to receive four quarterly payments during the first twelve months after his or her retirement, with each payment to be equal to 25 percent of the sum of the annual basic retainer and annualized quarterly board meeting fees payable by the Fund to the Independent Trustee on his or her retirement (the "First Year Retirement Payment"). Trustees normally retire at age 72, 73, 74 or 75 if the retirement date is extended by the Board. In no event may a Trustee retire later than the last day of the calendar quarter in which the Trustee's seventy-fifth birthday occurs.

Beginning with the first anniversary of the Qualified Trustee's retirement, and beginning as of the retirement of an Independent Trustee whose retirement is after the date of the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurred, the Independent Trustee will receive, for the remainder of his or her life, a benefit (the "Benefit"), payable quarterly, with each quarterly payment to be equal to 12.50% of the sum of the annual basic retainer and annualized quarterly Board meeting fees payable by the Trust to the Independent Trustee on his or her retirement.

If an Independent Trustee's service as a Trustee is terminated because of his or her death after the last day of the calendar quarter in which such Trustee's seventy-second birthday occurred and before the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurs, the designated beneficiary of the Independent Trustee will receive the First Year Retirement Payments and will, beginning with the quarter following the quarter in which the last First Year Retirement Payment is made, receive the Benefit for a period of ten years, with quarterly payments to be made to the designated beneficiary.

If an Independent Trustee's service as a Trustee is terminated because of his or her death before the last day of the calendar quarter in which such Trustee's seventy-second birthday occurs or after the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurred, the designated beneficiary of the Independent Trustee will receive the Benefit for a period of ten years, with quarterly payments to be made to the designated beneficiary beginning in the first quarter following the Trustee's death.

If an Independent Trustee's service as a Trustee is terminated because of his or her disability after the last day of the calendar quarter in which such Trustee's seventy-second birthday occurred and before the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurs, the Independent Trustee will receive the First Year Retirement Payments and will, beginning with the quarter following the quarter in which the last First Year Retirement Payment is made, receive the Benefit for the remainder of his or her life, with quarterly payments to be made to the disabled Independent Trustee. If the disabled Independent Trustee should die before the First Year Retirement Payments are completed and before forty quarterly Benefit payments are made, such payments will continue to be made to the Independent Trustee's designated beneficiary until the aggregate of the First Year Retirement Payments and forty quarterly Benefit payments have been made to the disabled Independent Trustee and the Trustee's designated beneficiary.

If an Independent Trustee's service as a Trustee is terminated because of his or her disability before the last day of the calendar quarter in which such Trustee's seventy-second birthday occurs or after the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurred, the Independent Trustee will receive the Benefit for the remainder of his or her life, with quarterly payments to be made to the disabled Independent Trustee beginning in the first quarter following the Trustee's termination for disability. If the disabled Independent Trustee should die before forty quarterly payments are made, payments will continue to be made to the Independent Trustee's designated beneficiary until the aggregate of forty quarterly payments has been made to the disabled Independent Trustee and the Trustee's designated beneficiary.

Any question involving entitlement to payments under or the administration of the Benefit Plan will be referred to a four-person committee (the "Committee") composed of three Independent Trustees designated by all of the Independent Trustees and one Trustee who is not an Independent Trustee, designated by the non-Independent Trustee. Except as otherwise provided, the Committee will make all interpretations and determinations necessary or desirable for the Benefit Plan's administration, and such interpretations and determinations will be final and conclusive. Committee members will be elected annually.

The Committee will represent and act on behalf of the Trust in respect of the Benefit Plan and, subject to the other provisions of the Benefit Plan, the Committee may adopt, amend or repeal bylaws or other regulations relating to the administration of the Benefit Plan, the conduct of the Committee's affairs, its rights or powers, or the rights or powers of its members. The Committee will report to the Independent Trustees and to the Board from time to time on its activities in respect of the Benefit Plan. The Committee or persons designated by it will cause such records to be kept as may be necessary for the administration of the Benefit Plan. The cost of the Benefit Plan is paid by the Trust.

On October 12, 1998 the Board of Trustees adopted a Deferred Fee Agreement, pursuant to which the Independent Trustees may defer receipt of a portion of the compensation which they would otherwise have been paid as Trustees of the Fund. The deferred amount is invested in Shares. Each Independent Trustees, therefore, may be an indirect owner of Shares, in addition to any Shares that may be owned directly.

OWNERSHIP OF FUND SHARES

As of [       ] 1999,  the  Trustees  and  officers of the Fund as a group owned
[XXXX] Shares, representing __% of the outstanding Shares.

As of [       ] 1999,  the following  persons owned, beneficially  or of record, more than 5% of the outstanding Shares:

NAME AND ADDRESS             NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
                                                  SHARES
------------------           ---------            ---------
                             [XXXXXXX]            [X.XX%]

                             [XXXXXXX]            [X.XX%]

                             [XXXXXXX]            [X.XX%]

                             [XXXXXXX]            [X.XX%]

                             [XXXXXXX]            [X.XX%]

                             PORTFOLIO TRANSACTIONS

The Investment Manager places orders for the purchase and sale of securities with brokers and dealers based upon its evaluation of the financial responsibility of the brokers and dealers, and considering the brokers' and dealers' ability to effect transactions at the best available prices. The Investment Manager evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on portfolio transactions of the Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that any commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions, the Investment Manager also endeavors to monitor brokerage industry practices with regard to the commissions charged by broker-dealers on transactions effected for other comparable institutional investors. While the Investment Manager seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, spread or discount available.

Consistent with the standard of seeking to obtain the best execution on portfolio transactions, the Investment Manager may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Investment Manager in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by the Investment Manager in servicing all of its accounts and not all such services may be used by the Investment Manager in connection with the Fund.

In recognition of the value of the above-described brokerage and research services provided by certain brokers, the Investment Manager, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Fund on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

Portfolio transactions may be effected through qualified broker-dealers that recommend the Fund to their clients or who act as agent in the purchase of the Shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Investment Manager may consider the sale of Shares by a broker or dealer in selecting among qualified broker-dealers.

The  Fund  paid  $1,511,837,  $1,746,140,  and $ [    ] in brokerage commissions
during the  fiscal  years  ended October  31, 1998,  1997, and  1996. Of   these
amounts, $64,075, $87,007 and  $[    ]  were paid to the Dealer Manager.

PORTFOLIO TURNOVER

Generally, the Fund will not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Manager. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) The annual rate of the Fund's total portfolio turnover for the years ended December 31, 1998, 1997, and 1996 was 87%, 145%, and 91%, respectively.

                     REPURCHASE OF SHARES AND TENDER OFFERS

Shares of closed-end funds frequently trade at a discount from NAV per share but in some cases trade at a premium. In recognition of the possibility that the Shares might similarly trade at a discount, the Fund's Board of Trustees has determined that it would be in the interest of shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from NAV. To that end, the Board contemplates that the Fund could from time-to-time take action either to repurchase its Shares in the open market or to tender for its own Shares at NAV. The Board, in consultation with the Investment Manager, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for Shares. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Shares trading at a market price per Share that is equal to or approximates their NAV per Share. In addition, the Board will not necessarily announce when it has given consideration to these matters.

Subject to the Fund's investment policies and restrictions with respect to borrowings, the Fund may incur debt to finance repurchases and/or tenders. See "Investment Objective and Policies" in the Prospectus and "Investment Restrictions" herein. Interest on any such borrowings will reduce the Fund's net investment income.

The Fund anticipates that the market price of its Shares will from time to time vary from their NAV per Share. The market price of the per Share will, among other things, be determined by the relative demand for and supply of those Shares in the market, the Fund's investment performance, its dividends and yield and investor perception of its overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Shares may be repurchased or be the subject of tender offers at NAV from time to time may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Investment Manager, sellers may be more inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible repurchase or tender offer.

Although the Board of Trustees believes that share repurchases and tender offers generally would have a favorable effect on the market price per Share, it should be recognized that the acquisition of Shares by the Fund will decrease its total assets and, therefore, have the effect of increasing its expense ratio. Because of the nature of the Fund's investment objective and policies and its portfolio, the Investment Manager does not anticipate that repurchases and tender offers should have a materially adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate share repurchases and tender offers.

It is the Board of Trustees' announced policy, which the Board may change, that the Fund cannot accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in delisting the Shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding Shares is less than $5,000,000, the number of publicly held Shares falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) terminate the Fund's status as a regulated investment company under the Code (which would cause the Fund's income to be taxed at the trust level in addition to being taxed when the shareholders receive dividends from the Fund), (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's securities that it would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the NAV of the Fund to the detriment of nontendering shareholders or (3) there is, in the Board of Trustees' judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other event or condition that would have a material adverse effect on the Fund or its shareholders if Shares were repurchased. The Board of Trustees may modify these conditions in light of experience.

Any tender offer made by the Fund will be at a price equal to the NAV per Share on a date subsequent to the Fund's receipt of all tenders. During the pendency of any tender offer by the Fund, it will calculate daily the NAV of the Shares and will establish procedures that will be specified in the tender offer documents, to enable shareholders to ascertain readily such NAV. Each offer will be made and shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain the information prescribed by those laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Fund's Trustees, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the Shares owned by the shareholder (or constructively owned by him or her for federal income tax purposes under section 318 of the Code). The Fund will not specify a record date for the tender offer that will not permit a shareholder of record on the effective date of the tender offer to tender his or her Shares. The Fund will purchase all Shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering Shares will pay to the Fund a reasonable service charge currently anticipated to be [$25.00], subject to change, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. It is the position of the staff of the SEC that such service charge may not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. The Fund expects the costs to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their Shares. Costs associated with the tender will be charged against capital.

Tendered Shares that have been accepted and purchased by the Fund will be held in treasury and may be retired by the Trustees. Treasury Shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets. If treasury Shares are retired, Shares issued and outstanding and capital in excess of par value will be reduced.

If the Fund must liquidate portfolio securities in order to purchase tendered Shares, it may realize gains and losses. The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of Shares pursuant to a tender offer.

                                    TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions and administrative pronouncements, all of which are subject to change (some of which may be retroactive). Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership and disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

TAX TREATMENT OF THE FUND

GENERAL. The Fund intends to continue to qualify each year for treatment as a regulated investment company under the Code ("RIC"). For each taxable year that it so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities of any one issuer (other than U.S. government securities or the securities of other RICs). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (I.E., ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

FOREIGN SECURITIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

In lieu of the foregoing tax and interest obligation, the Fund may, and intends to, elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains from the disposition of foreign currencies will be treated as qualifying income under the Income Requirement. Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. In the case of overlap between sections 988 and 1256 (see below under "Derivatives"), special provisions determine the character and timing of any income, gain or loss.

Income received by the Fund from investments in Foreign Securities, and gains it derives from the disposition thereof, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld from or paid by the Fund will be treated as a Fund expense unless it meets the requirements, and makes an election, to enable it, in effect, to pass these taxes through to its shareholders for use by them as a foreign tax credit or deduction. Each shareholder will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, the shareholder's portion of (1) the foreign taxes paid by the Fund and (2) dividends paid by the Fund that represent income derived from foreign sources. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

DERIVATIVES. The use of certain derivatives, such as selling (writing) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.

Certain futures and foreign currency contracts in which the Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of each taxable year (other than such contracts that are part of a "mixed straddle" with respect to which the Fund has elected not to have the following rules apply) generally must be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gain or loss realized by the Fund on the expiration or sale of certain OTC put and call options it holds will be either long-term or short-term capital gain or loss, depending on its holding period for the option. However, gain or loss realized on the expiration or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss on disposition of the property underlying the option.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by the Fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to any "mixed straddle" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAX TREATMENT OF SHAREHOLDERS

Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Shares) generally are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Shares), when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Shares. A participant in the Dividend Reinvestment and Cash Purchase Plan ("Reinvestment Plan") will be treated as having received a distribution in the amount of the cash used to purchase Shares on his or her behalf, including a PRO RATA portion of the brokerage fees incurred by the agent under the Reinvestment Plan. Distributions by the Fund to its shareholders in any year that exceed its earnings and profits generally may be applied by each shareholder against the basis for his or her Shares and will be taxable at capital gains rates (assuming the Shares are held as a capital asset) to a shareholder to the extent the distributions to the shareholder exceed the shareholder's basis for his or her Shares. Shareholders who are not liable for tax on their income and whose Shares are not debt-financed generally are not required to pay tax on dividends or other distributions they receive from the Fund.

A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Fund will notify shareholders of the amount of any dividends that may be taken into account for purposes of the dividends-received deduction not later than 60 days after the close of its taxable year.

The Fund may retain its net capital gain for investment. If the Fund does so, however, it will be subject to a tax of 35% on the retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, who (1) will be required to include in their taxable income, as long-term capital gain, their proportionate shares of the retained amount, (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities and, for any shareholder whose share of that tax exceeds his or her tax liabilities, to claim a refund, and (3) will increase the tax basis of their Shares by the difference between the included income and such share of the Fund tax.

The Fund will notify its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and undistributed capital gain designated for that year.

Investors should be aware that if Shares are purchased shortly before the record date for any dividend or other distribution, they will pay full price for the Shares and will receive some portion of the purchase price back as a taxable distribution.

On the sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the Shares and the amount received. Any such gain or loss will be treated as a capital gain or loss if the Shares are held by the shareholder as capital assets and will be long-term capital gain or loss if the Shares have been held for more than one year. Any loss recognized on a sale or exchange of Shares that were held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any capital gain distributions previously received thereon. A loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as a result of participation in the Reinvestment Plan). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

Net capital gain recognized by individuals and other non-corporate taxpayers on the sale or exchange of capital assets held for one year or less, and all net capital gain recognized by corporations, is taxed at the same rates as ordinary income. The maximum tax rate applicable to non-corporate taxpayers' net capital gain for capital assets held longer than one year is 20% (10% for taxpayers in the 15% marginal tax bracket); this rate applies to distributions of net capital gain by the Fund as well as to sales and exchanges of Shares.

                              FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The address of PricewaterhouseCoopers LLP is 950 Seventeenth Street, Denver, Colorado, 80202. The financial statements incorporated by reference in this SAI have been so incorporated and the financial highlights included in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                           INCORPORATION BY REFERENCE

The Fund's Annual Report for the fiscal year ended October 31, 1998 (the "Report"), which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. The Fund will furnish, without charge, a copy of its Report upon written request to INVESCO Global Health Sciences Fund, 7800 East Union Avenue, Denver, Colorado 80237, or call 1-800-528-8765, or visit our website at http://ghs.invesco.com.

                            PART C OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

1.  Financial Statements

      (a) Financial Highlights - Contained in Part A

      (b) Incorporated in Part B by reference to Registrant's October 31, 1998 Annual Report:

          1.  Statement of Investments as of October 31, 1998

          2.  Statement of Assets and Liabilities as of October 31, 1998

          3. Statement of Operations for the years ended October 31, 1998 and October 31, 1997

          4. Statements of Changes in Net Assets for the year ended October 31, 1998

          5.  Statement of Cash Flows for the year ended October 31, 1998

          6.  Notes to Financial Statements

          7.  Financial Highlights

          8.  Report of Independent Accountants dated December 8, 1998

2.  Exhibits*

      (a)(1) Declaration of Trust of the Registrant

      (a)(2) Amendment of the Declaration of Trust of the Registrant

      (b)    By-Laws of the Registrant

      (c)    Not Applicable

      (d)(1) Specimen Certificate for Shares of Beneficial Interest of the Registrant*

      (d)(2) Form of Subscription Certificate*

      (d)(3) Form of Notice of Guaranteed Delivery*

      (d)(4) Form of Nominee Holder Over-Subscription Exercise Form*

      (d)(5) Form of Beneficial Owner Listing Certification*

      (e)    Dividend Reinvestment and Cash Purchase Plan of the Registrant

      (f)    Not Applicable

      (g)(1) Investment Management Agreement between the Registrant and INVESCO Funds Group, Inc.

      (g)(2) Amendment to Investment Management Agreement

      (h) Form of Underwriter Agreement between the Registrant and PaineWebber Incorporated*

      (i)(1) Deferred Fee Agreement

      (i)(2) Defined Benefit Deferred Compensation Plan for Non-Interested Directors and Trustees

      (j)(1) Custody Agreement between the Registrant and State Street Bank and Trust Company

      (j)(2) Special Custody Account Agreement between the Registrant and Bear Stearns Securities Corp.

      (j)(3) Special Custody Account Agreement between the Registrant and Herzog, Heine, Geduld

      (k)(1) Registrar, Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company

      (k)(2) Administration Agreement between the Registrant and INVESCO Funds Group Inc.

      (k)(3) Amendment to Administration Agreement

      (k)(4) Form of Subscription Agreement with INVESCO Funds Group, Inc.*

      (l)    Opinion and Consent of Kirkpatrick & Lockhart LLP*

      (m)    Not Applicable

      (n)    Consent of PricewaterhouseCoopers LLP*

      (o)    Not Applicable

      (p)    Subscription Agreement for Initial Capital*

      (q)    Not Applicable

      (r)    Financial Data Schedule*

      (s)    Powers of Attorney*

      *to be completed by Amendment

ITEM 25.  MARKETING AGREEMENTS

      See Form of Dealer Manager Agreement to be filed as Exhibit (h) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

      Registration Fees....................................................
      Printing and Engraving Expenses......................................
      Rating Agency Fees and Expenses......................................
      Trustees' Fees and Expenses..........................................
      Legal Fees and Expenses..............................................
      New York Stock Exchange Listing Fees.................................
      National Association of Securities Dealers, Inc. Fees................
      Accounting Fees and Expenses.........................................
      Dealer Manager Expense Reimbursement.................................
      Subscription Agent Fees and Expenses.................................
      Information Agent's Fees and Expenses................................
      Federal Taxes........................................................
      State Taxes..........................................................
      State Fees...........................................................
      Miscellaneous Expenses...............................................
      Total................................................................

      *to be completed by Amendment

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      Not Applicable.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                                                        NUMBER OF RECORD HOLDERS
               TITLE OF CLASS                            AS OF [         ]  1999
               --------------                            ------------------
               Shares of Beneficial Interest.........            [XXX]

ITEM 29.  INDEMNIFICATION

Section 5.3 of the Registrant's Declaration of Trust (Exhibit (a) hereto, which is incorporated by reference herein) provides in effect that the Registrant will indemnify its officers and Trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

The description of the business of INVESCO Funds Group, Inc. is set forth under the caption "Management of the Fund" in the Prospectus and SAI forming part of this Registration Statement.

The information as to the Directors and officers of INVESCO Funds Group, Inc. set forth in INVESCO Funds Group's Form ADV filed with the Securities and Exchange Commission (File No. 811-6476), as amended through the date hereof, is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

INVESCO Global Health Sciences Fund, 7800 East Union Avenue, Denver, Colorado 80237, or call 1-800-528-8765. Accounts and Records of the Fund are maintained at (i) the Fund's office at 7800 East Union, Avenue, Denver, Colorado, 80237 and
(ii) the offices of INVESCO Funds Group, Inc. at 7800 East Union, Avenue, Denver, Colorado, 80237.

In addition, EquiServe, Inc., 150 Royall Street, Canton, MA 02021 maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent of the Registrant.

ITEM 32.  MANAGEMENT SERVICES

      Not Applicable.

ITEM 33.  UNDERTAKINGS

1. The Registrant undertakes to suspend the Offer until the Prospectus is amended if (1) subsequent to the effective date of this registration statement, the NAV declines more than ten percent from its NAV as of the effective date of this registration statement or (2) the NAV of the Shares exercisable pursuant to the Rights that are the subject of this registration statement increases to an amount greater than the net proceeds as stated in the Prospectus included in this registration statement.

2.  Not Applicable.

3.  Not Applicable.

4.  Not Applicable.

5.  The Registrant undertakes:

       a. for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

       b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two Business Days of receipt of a written or oral request, any SAI.

SIGNATURES Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, State of Colorado on APRIL 7, 1999.

 INVESCO GLOBAL HEALTH SCIENCES FUND

 By:  /s/ Mark H. Williamson       April 7, 1999
      ------------------------------------------
      Mark H.  Williamson              DATE
      President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates indicated. The undersigned hereby constitute and appoint Glen A. Payne, [Clifford J. Alexander, Robert H. Rosenblum, and Anthony S. Higgins,] and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power and substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of the INVESCO Global Health Sciences Fund (including post-effective amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


By:   /s/ Mark H. Williamson            April 7, 1999
      -----------------------------------------------
      Principal Executive Officer,           DATE
      Mark H.  Williamson, President


By:   /s/ Ronald L. Grooms              April 7, 1999
      -----------------------------------------------
      Principal Financial Officer,           DATE
      Ronald L.  Grooms Vice President and Treasurer


By:   /s/ John R. Schroer               April 7, 1999
      -----------------------------------------------
      Vice President                         DATE
      John R.  Schroer


By:   /s/ Glen A. Payne                 April 7, 1999
      -----------------------------------------------
      Secretary                              DATE
      Glen A.  Payne


By:   *                                 April 7, 1999
      -----------------------------------------------
      Trustee                                DATE
      Charles W.  Brady

By:   *                                 April 7, 1999
      -----------------------------------------------
      Trustee                                DATE
      Fred A.  Deering


By:   *                                 April 7, 1999
      -----------------------------------------------
      Trustee                                DATE
      John W.  McIntyre


By:   *                                 April 7, 1999
      -----------------------------------------------
      Trustee                                DATE
      Dr.  Larry Soll



*By:   /s/ Glen A. Payne                 April 7, 1999
      -----------------------------------------------
      Glen A. Payne                          DATE
      Attorney in Fact for the Trustees

                                INDEX OF EXHIBITS


(2)(a)(1)  Declaration of Trust of the Registrant
(2)(a)(2)  Amendment to the Declaration of Trust of the Registrant
(2)(b)     By-Laws of the Registrant
(2)(e)     Dividend Reinvestment and Cash Purchase Plan of the Registrant
(2)(g)(1) Investment Advisory Agreement between the Registrant and INVESCO Funds Group, Inc.
(2)(g)(2)  Amendment to Advisory Agreement
(2)(i)(1)  Deferred Fee Agreement
(2)(i)(2) Defined Benefit Deferred Compensation Plan for Non-Interested Directors and Trustees
(2)(j)(1) Custodian Contract between the Registrant and State Street Bank and Trust Company
(2)(j)(2) Special Custody Account Agreement between the Registrant and Bear, Stearns Securities Corp.
(2)(j)(3) Special Custody Account Agreement between the Registrant and Herzog, Heine, Geduld, Inc.
(2)(k)(1) Registrar, Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company
(2)(k)(2) Administration Agreement between the Registrant and INVESCO Funds Group, Inc.
(2)(k)(3)  Amendment to Administration Agreement